UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: September 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Equity Funds

For investors seeking long-term capital appreciation.

Annual Report

September 30, 2010

Nuveen Symphony Large-Cap Growth Fund	Nuveen Symphony Large-Cap Value Fund	Nuveen Symphony Mid-Cap Core Fund	Nuveen Symphony Small-Mid Cap Core Fund	Nuveen Symphony International Equity Fund

Nuveen Symphony Optimized Alpha Fund

NUVEEN INVESTMENTS ANNOUNCES STRATEGIC COMBINATION WITH FAF ADVISORS

On July 29, 2010, Nuveen Investments announced that U.S. Bancorp will receive a 9.5% stake in Nuveen Investments and cash consideration in exchange for the long-term asset business of U.S. Bancorp’s FAF Advisors. Nuveen Investments is the parent of Nuveen Asset Management (NAM), the investment adviser for the Funds included in this report.

FAF Advisors, which currently manages about $25 billion of long-term assets and serves as the advisor of the First American Funds, will be combined with NAM, which currently manages about $75 billion in municipal fixed income assets. Upon completion of the transaction, Nuveen Investments, which currently manages about $160 billion of assets across several high-quality affiliates, will manage a combined total of about $185 billion in institutional and retail assets.

This combination will not affect the investment objectives, strategies or policies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital.

The transaction is expected to close late in 2010, subject to customary conditions.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholder,

Recent months have revealed the fragility and disparity of the global economic recovery. In the U.S., the rate of economic growth has slowed as various stimulus programs wind down, exposing weakness in the underlying economy. In contrast, many emerging market countries are experiencing a return to comparatively high rates of growth. Confidence in global financial markets has been undermined by concerns about high sovereign debt levels in Europe and the U.S. Until these countries can begin credible programs to reduce their budgetary deficits, market unease and hesitation will remain. On a more encouraging note, while the global recovery is expanding existing trade imbalances, policy makers in the leading economies are making a sustained effort to create a global framework through which various countries can take complimentary actions that should reduce those imbalances over time.

The U.S. economy is subject to unusually high levels of uncertainty as it struggles to recover from a devastating financial crisis. Unemployment remains stubbornly high, due to what appears to be both cyclical and structural forces. Federal Reserve policy makers are implementing another round of quantitative easing, a novel approach to provide support to the economy. However, the high levels of debt owed both by U.S. consumers and the U.S. government limit the Fed’s ability to engineer a stronger economic recovery.

The U.S. financial markets reflect the crosscurrents now impacting the U.S. economy. Today’s historically low interest rates reflect the Fed’s intervention in the financial markets and the demand for U.S. government debt by U.S. and overseas investors looking for a safe haven for investment. The continued corporate earnings recovery and recent electoral results are giving a boost to equity markets. Encouragingly, financial institutions are rebuilding their balance sheets and the financial reform legislation enacted last summer has the potential to address many of the most significant contributors to the financial crisis, although the details still have to be worked out.

In this difficult environment your Nuveen investment team continues to seek sustainable investment opportunities and, at the same time, remains alert for potential risks that may result from a recovery still facing many headwinds. As your representative, the Nuveen Fund Board monitors the activities of each investment team to assure that all maintain their investment disciplines. As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund.

On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

November 22, 2010

Nuveen Investments	1

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings refers to the highest rating assigned by a Nationally Recognized Statistical Rating Organization (“NRSRO”) such as Standard & Poor’s, Moody’s, or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

The Nuveen Symphony Large-Cap Growth Fund, Large-Cap Value Fund, Mid-Cap Core Fund, Small-Mid Cap Core Fund, International Equity Fund and Optimized Alpha Fund all feature management by Symphony Asset Management, LLC, an affiliate of Nuveen Investments. We recently spoke with Gunther Stein and Ross Sakamoto, CFA, portfolio managers for the Funds about general economic and market conditions, key investment strategies and the performance of the Funds for the twelve-month period ended September 30, 2010.

What were the general market conditions throughout the period?

During this reporting period, the U.S. economy remained under considerable stress, and both the Federal Reserve (Fed) and the federal government continued their efforts to improve the overall economic environment. For its part, the Fed held the benchmark fed funds rate in a target range of zero to 0.25% after cutting it to its record low level in December 2008. At its September 2010 meeting, the central bank renewed its commitment to keep the fed funds rate at “exceptionally low levels” for an “extended period.” The Fed also stated that it was “prepared to take further policy actions as needed” to support economic recovery. The federal government continued to focus on implementing the economic stimulus package passed early in 2009 that was intended to provide job creation, tax relief, fiscal assistance to state and local governments, and expand unemployment benefits and other federal social welfare programs.

These and other measures produced some signs of economic improvement. In the third quarter of 2010, the U.S gross domestic product achieved a preliminary growth rate of 2.0% on an annualized basis, the fifth consecutive quarter of positive growth and the first time this has been achieved since 2007-2008. The housing market also saw some improvement, with the average home price in the Standard & Poor’s/Case-Shiller Index rising 1.7% over the twelve months ended August 2010 (the most recent data available at the time this report was produced). This put home prices nationally up 6.7% from their low point in April 2009 and back to levels on par with those of late 2003. At the same time, inflation remained relatively tame, as the Consumer Price Index rose just 1.1% year-over-year as of September 2010. However, unemployment remained at historically high levels. As of September 2010, the national unemployment rate was 9.6%, down from 9.8% in September 2009.

For the twelve-month period ended September 30, 2010, the financial markets generally demonstrated solid performance despite numerous signs that the economic recovery was losing momentum in some sectors and countries. The U.S. equity markets, represented by the S&P 500 Index, rose 10.2% over the period, although equities of financial service firms continued to suffer from nagging negative headlines and the implications from regulatory reform. From a global perspective, the MSCI EAFE Index rose 16.48% in the third quarter of 2010,

2	Nuveen Investments

reversing second quarter losses as double dip recession fears diminished and steps were taken to quell the sovereign debt crisis in Europe and prevent it from spreading beyond the continent’s borders. The MSCI EAFE Index ended the reporting period up 3.8%.

How did the Funds perform during the twelve-month period ended September 30, 2010?

The tables on pages ten and eleven provide performance information for the Funds (Class A Shares at net asset value) for the one-year and since inception periods ended September 30, 2010. The tables also compare the Funds’ returns to appropriate indexes. A more detailed account of each Fund’s relative performance is provided later in this report.

How did each Fund perform, and what were the main contributors and detractors to their returns during the twelve-month period ended September 30, 2010?

Nuveen Symphony Large-Cap Growth Fund

The Class A Shares at net asset value for the Nuveen Symphony Large-Cap Growth Fund outperformed both the Lipper Large-Cap Growth Funds Index and the Russell 1000 Growth Index during the reporting period.

The Fund seeks to offer long-term capital appreciation potential by investing in a portfolio of large-capitalization growth stocks selected using a bottom-up stock selection process that combines quantitative methods for screening and risk control with qualitative methods for security selection and portfolio construction. Quantitative screening simplifies and disciplines the stock-selection process, sharpening the focus of the research team that makes investment decisions. Qualitative methods then add in-depth analysis of earnings quality, industry trends, trading characteristics and accounting practices. Overall, the Fund tries to avoid credit sensitive companies, such as those with high financial leverage or vulnerable capital structures, and shows a preference for firms with strong cash flow generation, conservative management and market leadership.

The Fund’s performance during this period was helped by strong stock selection in the consumer discretionary, consumer staples and information technology sectors. Conversely, the Fund’s relative underperformance in the health care sector and the impact of low-yielding cash holdings mitigated some of the Fund’s outperformance of the indexes.

Apple was one of the top performers for the reporting period . The company continued to benefit from solid iPhone sales, which in the third quarter of 2010 reached 14 million units representing a 91% year over year increase. Apple also sold 4.19 million iPads during the quarter despite component shortage. Apple’s product pipeline remains strong, with a new operating system coming and the expected introduction of a Verizon CDMA iPhone in 2011. Apple also started its first online store in China, the biggest mobile phone market in the world.

Also positively contributing to Fund performance was Netflix, an online retailer offering movie rental services. Netflix started to see significant traction in its online streaming, which allows subscribers to access movies on demand directly from its website. We sold our position before the end of the period as shares became more fully valued.

Nuveen Investments	3

In addition, the Fund also benefited from its holdings in Salesforce.com, a leading provider of customer relationship management software to businesses of all sizes. In November 2009, the company provided an initial revenue outlook through fiscal year 2011 which projected a continued strong growth rate in spite of a challenging environment for corporate IT spending. Also, market sentiment around the company continued to improve in the final months of 2009 as increased attention was paid to the long-term opportunities available to “cloud computing” or “SaaS (Software as a Service)” companies.

Microsoft negatively impacted performance. Microsoft is one of the least expensive software stocks, with a price to earnings ratio of about 10x at period end. However, we continue to hold the stock for several reasons. The company disclosed that 240 million copies of Windows 7 had been sold in its first year, the fastest selling operating system in history. There is also a new upgrade cycle with Office 2010 version coming soon, as well as a new Windows Phone 7 operating system entering the mobile market.

Also negatively impacting performance was the Apollo Group, a for-profit education company that focuses on higher education programs for working adults. The Securities and Exchange Commission opened an informal inquiry into the company’s revenue recognition policies in October 2009, prompting a 17% decline in the stock price. As details regarding the scope and extent of the investigation were not fully disclosed, we feared it would act as a significant overhang on the stock, so we sold our shares before the end of the period.

Lastly, Petrohawk Energy detracted from the Fund’s performance. Petrohawk Energy is an oil and gas exploration company with significant exposure to the Haynesville, Eagle Ford and Fayetteville shale areas. The shale gas growth that has occurred over the past few years has resulted in a dramatic decline in natural gas prices as new supply has come into the market. We continue to hold a small position in Petrohawk as we believe they are among the best positioned to benefit from a turn in natural gas prices from what we think are unsustainably low levels.

Nuveen Symphony Large-Cap Value Fund

During the reporting period, the Fund’s Class A Shares at net asset value underperformed the Russell 1000 Value Index and the Lipper Large-Cap Core Funds Index.

The Fund seeks to provide long-term capital appreciation by investing in large capitalization value stocks selected through a bottom-up process that combines quantitative methods for screening and risk control with qualitative methods for security selection and portfolio construction. Quantitative screening simplifies and disciplines the stock-selection process, sharpening the focus of the research team that makes investment decisions. Qualitative methods then add in-depth analysis of earnings quality, industry trends, trading characteristics and accounting practices. For the period, our investment strategy focused on avoiding credit sensitive companies with high financial leverage and vulnerable capital structures. Instead, we looked for market leaders with strong cash flow generation and conservative management.

4	Nuveen Investments

Over this period, the Fund’s relative performance was helped by positive stock selection in the consumer discretionary, consumer staples and energy sectors, while stock selection in the financial services and information technology sectors detracted from performance versus the indexes.

One of the Fund’s best performers for the period was Cimarex Energy, which explores and produces oil and gas primarily in the South-Central United States. Shares trended steadily higher during the period due to improving global economic fundamentals and rising commodity prices. We sold the position before the end of the period as the shares become more fully valued.

Also positively contributing to performance was Norfolk Southern Corporation. The company operates railroads primarily in the Eastern and Midwestern United States, and has benefitted from a rebound in economic activity that is increasing rail car volumes and boosting operating margins. As the economy continues to move out of its deep cyclical trough, we believe demand for Norfolk’s rail systems will continue to benefit.

In addition, the Fund benefited from its holding in Freeport-McMoran Copper & Gold, which is the world’s largest publicly traded copper and molybdenum producer. Strong share performance in the third quarter of 2010 can largely be attributed to the rebound in copper prices. Sentiment improved as fears of a double dip recession abated amid continued structural copper supply growth challenges and consistent production disruptions.

Holdings that negatively impacted performance included Bank of America, largely because of the concerns it raised during its second quarter 2010 conference call regarding the potential revenue and earnings impact of pending financial industry reform legislation. In addition, further government regulation and policy around the mortgage market and homeowners also weighed on the shares. We continue to believe in the Bank’s prospects, and are encouraged by its relatively attractive valuation in relation to other large cap banks.

JPMorgan Chase, which also is one of the nation’s largest banks, continued to take market share and remain profitable throughout the financial crisis, unlike many of its peers. However regulatory and mortgage industry concerns weighed the whole large cap bank sector, including this stock, which hurt the Fund’s relative return. We sold this holding before the end of the period.

Lincoln National Corporation, a life insurance company, was negatively impacted by the low interest rate environment. The company took steps in 2009 and early 2010 to reduce its exposure to low rates by extending out the duration of its investment portfolio and adjusting the pricing of its investment products. We continue to like the company, and believe that the firm is undervalued.

Nuveen Symphony Mid-Cap Core Fund

During the reporting period, the Fund’s Class A Shares at net asset value outperformed the Lipper Mid-Cap Core Funds Index and the Russell Midcap Index.

The Fund seeks to provide long-term capital appreciation by investing in mid-capitalization core equities using a bottom-up stock selection process that combines

Nuveen Investments	5

quantitative methods for screening and risk control with qualitative methods for security selection and portfolio construction. Quantitative screening simplifies and disciplines the stock-selection process, sharpening the focus of the research team that makes investment decisions. Qualitative methods then add in-depth analysis of earnings quality, industry trends, trading characteristics and accounting practices. Overall, the Fund tries to avoid credit sensitive companies with high financial leverage or vulnerable capital structures, and shows a preference for firms with strong cash flow generation, conservative management and market leadership.

Over this period, the Fund’s relative performance was helped by strong performance in the consumer discretionary and information technology sectors as a result of strong stock selection. Conversely, relative underperformance in financial stocks and the relatively negative impact of low-yielding cash holdings mitigated some of the Fund’s upside when compared to the indexes.

One of the Fund’s top performers was Perrigo, which manufactures store brand OTC pharmaceuticals and nutritional products. The company reported better-than-expected earnings for the period ending December 2009, and also announced it would acquire PBM Holdings, a manufacturer of OTC brand infant formula and baby foods. Perrigo management expects this transaction to be accretive to earnings per share in the first year, and investors reacted positively to the announcement. We continued to hold the shares as of the end of the period.

In addition, the Fund also benefited from its holdings in Salesforce.com, a leading provider of customer relationship management software to businesses of all sizes. In November 2009, the company provided an initial revenue outlook through fiscal year 2011 which projected a continued strong growth rate in spite of a challenging environment for corporate IT spending. Also, market sentiment around the company continued to improve in the final months of 2009 as increased attention was paid to the long-term opportunities available to “cloud computing” or “SaaS (Software as a Service)” companies.

One of the Fund’s best performers for the period was Cimarex Energy, which explores and produces oil and gas primarily in the South-Central United States. Shares trended steadily higher during the period due to improving global economic fundamentals and rising commodity prices. We sold this position before the end of the period as the shares become more fully valued.

Several positions detracted from the Fund’s performance, including Lincoln National Financial, a life insurance company that was negatively impacted by the low interest rate environment. The company took steps in 2009 and early 2010 to reduce its exposure to low rates by extending out the duration of its investment portfolio and adjusting the pricing of its investment products. We continue to believe the firm is undervalued.

Micron Technology also negatively impacted performance. The company is the largest U.S. supplier of dynamic random access memory (DRAM), and a worldwide glut of DRAM hurt the company between 2007 to 2009. At period end, the stock was trading at a price to earnings ratio of 5x compared with its ten-year average of 34x. We believe Micron is a turnaround story and continue to hold the stock.

6	Nuveen Investments

Lastly, Oshkosh Corporation, which manufactures a variety of medium and heavy duty vehicles including fire trucks and tactical army transports, hurt overall performance. Oshkosh shares sold off during the third quarter of 2010 as investors largely trimmed exposure to more cyclically exposed companies. Also, there was concern that military spending might switch focus away from the combat vehicles Oshkosh manufactures. We sold this holding before the end of the period.

Nuveen Symphony Small-Mid Cap Core Fund

During the reporting period, the Fund’s Class A Shares at net asset value outperformed the Lipper Small-Cap Core Funds Index, but underperformed the Russell 2500 Index.

The Fund seeks to provide long-term capital appreciation by investing in small- and mid-capitalization core stocks using a bottom-up process that combines quantitative methods for screening and risk control with qualitative methods for security selection and portfolio construction. Quantitative screening simplifies and disciplines the stock-selection process, sharpening the focus of the research team that makes investment decisions. Qualitative methods then add in-depth analysis of earnings quality, industry trends, trading characteristics and accounting practices. Overall, the Fund tries to avoid credit sensitive companies with high financial leverage or vulnerable capital structures, and shows a preference for firms with strong cash flow generation, conservative management and market leadership.

Over this period, the Fund’s relative performance was helped by strong performance in its consumer discretionary, energy and information technology sector holdings. The relative underperformance of the Fund’s financial and health care sector positions mitigated some of the Fund’s upside versus the index.

One of the Fund’s top performers was Netflix, an online retailer offering movie rental services. Netflix started to see significant traction in its online streaming, which allows subscribers to access movies on demand directly from its website. We sold this position before the end of the period.

Also positively contributing to Fund performance was VeriFone Systems, which provides payment solutions and services for point-of-sale transactions. Shares continued their strong run during the period, as the firm increased penetration in the petroleum industry and the taxicab market both in North America and Latin America.

Tempur-Pedic, which manufactures and markets premium foam mattresses and pillows, also helped the Fund’s results. The company reported revenue and earnings ahead of analysts’ expectations and announced a $100 million share repurchase program during the period.

Negatively impacting performance was Alnylam, which is a biomedical company that is developing technology that can target and silence specific disease-causing genes. The stock’s price trended lower during the period following an unexpected announcement that the firm’s chief scientific officer was leaving the company after being there for less than one year. We continued to hold this position at period end due to the multiple therapies currently in its pipeline and its significant large pharma partnerships, including with Novartis and Roche.

Nuveen Investments	7

Also detracting from performance was Isis Pharmaceuticals Inc., which is a drug developer that specializes in linking pharmaceutical advancements with genome research developments. Shares in the company were negatively impacted by Genzyme’s announcement that it would delay seeking approval of a drug it was working on in coordination with Isis, thereby delaying payments Isis would receive from Genzyme. We sold the position before the end of the period.

In addition, our position in Illumina detracted from performance. Illumina manufactures integrated systems used in the analysis of genetic variation and function. The stock price dropped about 25% following their third quarter 2010 earnings announcement. The company said it had a manufacturing problem with some of its chemical raw materials. Additionally, a delay in the U.S. National Institute of Health stimulus funding also hurt the shares. We subsequently exited the position after the end of the fourth quarter of 2009.

Nuveen Symphony International Equity Fund

During the reporting period, the Fund’s Class A Shares at net asset value outperformed both the Lipper and MSCI Indexes.

The Fund seeks to provide portfolio diversification potential and exposure to the performance of international companies through a portfolio of non-U.S. equity securities using both value and growth styles. Equities are selected using a bottom-up stock process that combines quantitative methods for screening and risk control with qualitative methods for security selection and portfolio construction. Quantitative screening simplifies and disciplines the stock-selection process, sharpening the focus of the research team that makes investment decisions. Qualitative methods then add in-depth analysis of earnings quality, industry trends, trading characteristics and accounting practices.

During the reporting period, the Fund’s relative performance was helped by strong performance in the industrials and consumer staples sectors as a result of strong stock selection. Conversely, relative underperformance in the utilities and health care sectors mitigated some of the Fund’s upside versus the indexes.

Millicomm International Cellular was one of the best performing positions. This company operates wireless phone services in emerging countries, and has good growth prospects in an industry that has few remaining areas for expansion.

Another strong performing stock was Umicore, a materials technology company based in Brussels, Belgium. It operates in advanced materials, precious metals products and catalysts, precious metals services, and zinc specialties. The company’s materials are used in rechargeable batteries, automotive catalytic converters, electronics, and many other applications in the chemical, construction, life science, and pharmaceutical industries.

DnB NOR ASA also did well. It is Norway’s largest financial services group and provides banking and insurance services to private customers, small businesses, and large companies. The bank also operates internationally in Sweden, Luxembourg, Poland, Russia, and the Baltic states. Norway’s state ownership of approximately one-third of the bank guarantees liquidity and provides stability. The bank’s asset quality remains solid, and second quarter 2010 results demonstrated signs of net interest income momentum.

8	Nuveen Investments

Several holdings detracted from performance, including AXA SA, an insurance and financial services provider. The company announced plans to raise cash by selling its $1 billion stake in Chinese insurer Taikang and through a 2 billion euro rights offering. The position was sold before the end of the period.

E. On operates power generation and gas production businesses. Utilities were among the worst performing sectors during the first part of the reporting period as some investors preferred more cyclical companies. European utilities also have been facing lackluster electricity demand, which kept pricing low. We sold this position before the end of the period.

Banco Santander, a Spanish commercial bank, also detracted from performance. Banco Santander has significant exposure to emerging markets, particularly Latin America. Shares were negatively impacted by the headline risk associated with Greece and the rest of Southern Europe. We believe the company is very well capitalized and is not getting sufficient credit for its significant exposure to rapidly growing emerging markets with healthy banking systems. We continue to hold shares in the company.

Nuveen Symphony Optimized Alpha Fund

During the reporting period, the Fund’s Class A Shares at net asset value outperformed both of the comparative indexes.

The Fund seeks to provide long-term capital appreciation with lower absolute volatility than the broad equity market. It tries to do this by constructing a portfolio with stocks having relatively low performance correlations. The stocks are selected using a bottom-up process that consists of a combination of quantitative screens and fundamental research, which seek to create portfolios that deliver consistent returns.

The quantitative screens employ models to identify stocks with higher return potential: analyst skill, earnings quality, current valuation and insider behavior. We also focus on portfolio construction, using a process designed to optimize the highest projected return per unit of total risk, relative to a benchmark. In general the Fund tries to avoid credit sensitive companies with high financial leverage and vulnerable capital structures, and shows a preference for firms with strong cash flow generation, conservative management and market leadership.

During the period, the Fund’s relative performance was helped by strong performance in its holdings in the materials and information technology sectors. Partially offsetting this was the relative underperformance of the Fund’s positions in the industrials and consumer staples sectors.

Apple was one of the top performers for the reporting period . The company continued to benefit from solid iPhone sales, which in the third quarter of 2010 reached 14 million units representing a 91% year-over-year increase. Apple also sold 4.19 million iPads during the quarter despite component shortage. Apple’s product pipeline remains strong, with a new operating system coming and the expected introduction of a Verizon CDMA iPhone in 2011. Apple also started its first online store in China, the biggest mobile phone market in the world.

Nuveen Investments	9

*	Since inception returns for the Large-Cap Value Fund, Mid-Cap Core Fund and Small-Mid Cap Core Fund are as of 5/31/06, for the Large-Cap Growth Fund as of 12/15/06, for the Optimized Alpha Fund as of 9/28/07 and for the International Equity Fund as of 5/30/08.

1	The Lipper Large-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Growth Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The Lipper Large-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Core Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

4	The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

Also positively contributing to performance was Walter Industries, Inc., which produces metallurgical, steam and industrial coal. Walter is one of the largest ‘pure-play’ producers of metallurgical coal, a key ingredient used in steel making. The shares benefited from continuing strong demand for steel and other raw materials in China.

In addition, Netflix, an online retailer offering movie rental services, positively contributed to performance. Netflix started to see significant traction in its online streaming, which allows subscribers to access movies on demand directly from its website. We sold this position before the end of the year.

Several holdings negatively impacted performance, including Gilead Sciences, a biopharmaceutical company that focuses on life-threatening diseases, particularly HIV/AIDS, liver disease, and cardiovascular and respiratory illnesses. The stock underperformed the overall portfolio on a relative basis, which was typical for pharmaceutical company shares generally due to the lack of cyclicality in their businesses and the uncertainty created by the health care reform debate in the United States. We continued to hold the shares at the end of the period.

Also negatively impacting performance was Consol Energy, a producer of coal and coal bed methane gas. Consol shares had been performing well during the period until the company announced they would acquire exploration and production assets from Dominion Resources to increase Consol’s exposure to oil & gas exploration in the Marcellus Shale. We sold this holding before the end of the period.

In addition, Abercrombie & Fitch Co., a global fashion retailer, detracted from performance. Share prices were volatile over the period as the company endured significant declines in revenues. We sold this position before the end of the period.

Class A Shares – Average Annual Total Returns as of 9/30/10

	Average Annual
	1-Year	Since Inception*
Nuveen Symphony Large-Cap Growth Fund
A Shares at NAV	17.96%	0.96%
A Shares at Offer	11.16%	-0.60%
Lipper Large-Cap Growth Funds Index[1]	10.14%	-1.38%
Russell 1000 Growth Index[2]	12.65%	-0.66%
Nuveen Symphony Large-Cap Value Fund
A Shares at NAV	6.32%	-0.29%
A Shares at Offer	0.20%	-1.65%
Lipper Large-Cap Core Funds Index[3]	8.13%	-0.50%
Russell 1000 Value Index[4]	8.90%	-2.14%
Nuveen Symphony Mid-Cap Core Fund
A Shares at NAV	18.96%	2.20%
A Shares at Offer	12.15%	0.81%
Lipper Mid-Cap Core Funds Index[5]	14.83%	1.68%
Russell Midcap Index[6]	17.54%	1.37%

10	Nuveen Investments

5	The Lipper Mid-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Mid-Cap Core Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

6	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 30% of the total market capitalization of the Russell 1000 Index. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

7	The Lipper Small-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Small-Cap Core Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

8	The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

9	The Lipper International Large-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper International Large-Cap Core Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

10	The MSCI EAFE Index is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 21 countries, excluding the U.S. and Canada. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

11	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

	Average Annual
	1-Year	Since Inception*
Nuveen Symphony Small-Mid Cap Core Fund
A Shares at NAV	14.99%	-1.20%
A Shares at Offer	8.38%	-2.54%
Lipper Small-Cap Core Funds Index[7]	13.83%	0.50%
Russell 2500 Index[8]	15.92%	0.88%
Nuveen Symphony International Equity Fund
A Shares at NAV	5.20%	-12.25%
A Shares at Offer	-0.83%	-14.44%
Lipper International Large-Cap Core Funds Index[9]	3.48%	-10.97%
MSCI EAFE Index[10]	3.27%	-10.21%
Nuveen Symphony Optimized Alpha Fund
A Shares at NAV	13.69%	-4.35%
A Shares at Offer	7.12%	-6.22%
Lipper Large-Cap Growth Funds Index[1]	10.14%	-4.06%
S&P 500 Index[11]	10.16%	-6.23%

Returns quoted represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. The Class A Share maximum sales charge is 5.75% for each of these Funds. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

Nuveen Investments	11

Nuveen Symphony Large-Cap Growth Fund

Growth of an Assumed $10,000 Investment

Nuveen Symphony Large-Cap Value Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with the corresponding indexes. Returns would be different for other share classes. The inception date for the Large-Cap Growth Fund was 12/15/06, and for the Large-Cap Value Fund was 5/31/06. The Lipper Large-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Growth Funds category. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Core Funds category. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of dividends, but do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A Shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

12	Nuveen Investments

Nuveen Symphony Mid-Cap Core Fund

Growth of an Assumed $10,000 Investment

Nuveen Symphony Small-Mid Cap Core Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with the corresponding indexes. Returns would be different for other share classes. The inception date for both Funds was 5/31/06. The Lipper Mid-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Mid-Cap Core Funds category. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 30% of the total market capitalization of the Russell 1000 Index. The Lipper Small-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Small-Cap Core Funds category. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. The index returns assume reinvestment of dividends, but do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A Shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Nuveen Investments	13

Nuveen Symphony International Equity Fund

Growth of an Assumed $10,000 Investment

Nuveen Symphony Optimized Alpha Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with the corresponding indexes. Returns would be different for other share classes. The inception date for the International Equity Fund was 5/30/08, and for the Optimized Alpha Fund was 9/28/07. The Lipper International Large-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper International Large-Cap Core Funds category. The MSCI EAFE Index is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 21 countries, excluding the U.S. and Canada. The Lipper Large-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Growth Funds category. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A Shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

14	Nuveen Investments

Fund Spotlight as of 9/30/10 Nuveen Symphony Large-Cap Growth Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NCGAX	NCGCX	NSGQX	NSGIX
Net Asset Value (NAV)	$20.63	$20.07	$20.72	$20.77
Latest Ordinary Income Distribution[1]	$0.0115	$ —	$ —	$0.0508
Inception Date	12/15/06	12/15/06	9/29/09	12/15/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and will be available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 9/30/10

A Shares	NAV	Offer
1-Year	17.96%	11.16%
Since Inception	0.96%	-0.60%

C Shares	NAV
1-Year	17.03%
Since Inception	0.22%

R3 Shares	NAV
1-Year	17.66%
Since Inception	0.69%

I Shares	NAV
1-Year	18.19%
Since Inception	1.21%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.79%	1.25%
Class C	2.69%	2.00%
Class R3	2.04%	1.50%
Class I	1.53%	1.00%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through January 31, 2012. The expense ratios are those shown in the most recent Fund prospectus.

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$8,568
Number of Common Stocks	72

Top Five Common Stock Holdings[2]
Apple, Inc.	6.5%
Microsoft Corporation	3.0%
Broadcom Corporation, Class A	2.6%
DIRECTV Group, Inc.	2.6%
International Business Machines Corporation (IBM)	2.4%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid December 31, 2009.

2	As a percentage of total investments as of September 30, 2010. Holdings are subject to change.

Nuveen Investments	15

Fund Spotlight (continued) as of 9/30/10 Nuveen Symphony Large-Cap Growth Fund

Portfolio Composition¹
Computers & Peripherals	7.2%
Semiconductors & Equipment	7.0%
Software	6.1%
Machinery	5.8%
Energy Equipment & Services	5.7%
IT Services	5.1%
Food Products	5.0%
Hotels, Restaurants & Leisure	5.0%
Real Estate Investment Trust	4.0%
Internet Software & Services	3.7%
Media	3.7%
Health Care Providers & Services	3.6%
Metals & Mining	3.4%
Oil, Gas & Consumable Fuels	3.1%
Life Sciences Tools & Services	3.1%
Health Care Equipment & Supplies	3.1%
Specialty Retail	2.7%
Tobacco	2.4%
Chemicals	2.2%
Other	18.1%
1	As a percentage of total investments as of September 30, 2010. Holdings are subject to change.

Risk Considerations

An investment in the Fund is subject to market risk or the risk that stocks in the portfolio will decline in response to such factors as adverse company news or industry developments or a general economic decline. As with any mutual fund, possible loss of principal is also a risk.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-front and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (4/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/10)	$1,029.40	$1,026.10	$1,028.30	$1,030.80	$1,018.75	$1,014.84	$1,017.35	$1,019.85
Expenses Incurred During Period	$6.41	$10.36	$7.83	$5.29	$6.38	$10.30	$7.79	$5.27

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.26%, 2.04%, 1.54% and 1.04% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

16	Nuveen Investments

Fund Spotlight as of 9/30/10 Nuveen Symphony Large-Cap Value Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NSLAX	NSLCX	NLCVX	NSLIX
Net Asset Value (NAV)	$17.43	$17.25	$17.42	$17.46
Latest Ordinary Income Distribution[1]	$0.1633	$0.0524	$0.1248	$0.2003
Inception Date	5/31/06	5/31/06	5/05/09	5/31/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 9/30/10

A Shares	NAV	Offer
1-Year	6.32%	0.20%
Since Inception	-0.29%	-1.65%

C Shares	NAV
1-Year	5.50%
Since Inception	-1.04%

R3 Shares	NAV
1-Year	6.08%
Since Inception	-0.53%

I Shares	NAV
1-Year	6.60%
Since Inception	-0.04%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	11.99%	1.25%
Class C	13.30%	2.00%
Class R3	33.14%	1.50%
Class I	9.60%	1.00%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through January 31, 2012. The expense ratios are those shown in the most recent Fund prospectus.

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$1,111
Number of Common Stocks	77

Top Five Common Stock Holdings[2]
Bank of America Corporation	3.8%
U.S. Bancorp	2.6%
Newfield Exploration Company	2.4%
Microsoft Corporation	2.3%
Rockwell Automation, Inc.	2.2%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid December 31, 2009.

2	As a percentage of total investments as of September 30, 2010. Holdings are subject to change.

Nuveen Investments	17

Fund Spotlight (continued) as of 9/30/10 Nuveen Symphony Large-Cap Value Fund

Portfolio Composition[1]
Oil, Gas & Consumable Fuels	9.8%
Insurance	6.3%
Commercial Banks	6.3%
Pharmaceuticals	5.8%
Real Estate Investment Trust	4.4%
Semiconductors & Equipment	4.3%
Media	4.2%
Diversified Financial Services	3.8%
Electric Utilities	3.4%
Machinery	3.4%
Food Products	3.3%
Metals & Mining	2.9%
Capital Markets	2.9%
Tobacco	2.9%
Health Care Providers & Services	2.8%
Specialty Retail	2.3%
Software	2.3%
Health Care Equipment & Supplies	2.2%
Electrical Equipment	2.2%
Road & Rail	2.1%
Chemicals	2.1%
Consumer Finance	2.0%
Other	18.3%
1	As a percentage of total investments as of September 30, 2010. Holdings are subject to change.

Risk Considerations

An investment in the Fund is subject to market risk or the risk that stocks in the portfolio will decline in response to such factors as adverse company news or industry developments or a general economic decline. As with any mutual fund, possible loss of principal is also a risk.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-front and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (4/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/10)	$960.30	$956.70	$959.30	$961.50	$1,018.75	$1,014.99	$1,017.50	$1,020.00
Expenses Incurred During Period	$6.19	$9.86	$7.42	$4.97	$6.38	$10.15	$7.64	$5.11

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.26%, 2.01%, 1.51% and 1.01% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

18	Nuveen Investments

Fund Spotlight as of 9/30/10 Nuveen Symphony Mid-Cap Core Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NCCAX	NCCCX	NMCRX	NCCIX
Net Asset Value (NAV)	$20.54	$19.90	$20.62	$20.70
Latest Ordinary Income Distribution[1]	$0.0252	$ —	$ —	$0.0635
Inception Date	5/31/06	5/31/06	5/05/09	5/31/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 9/30/10

A Shares	NAV	Offer
1-Year	18.96%	12.15%
Since Inception	2.20%	0.81%

C Shares	NAV
1-Year	18.10%
Since Inception	1.43%

R3 Shares	NAV
1-Year	18.71%
Since Inception	1.92%

I Shares	NAV
1-Year	19.30%
Since Inception	2.46%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	9.05%	1.40%
Class C	9.58%	2.15%
Class R3	23.17%	1.65%
Class I	7.05%	1.15%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through January 31, 2012. The expense ratios are those shown in the most recent Fund prospectus.

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$1,165
Number of Common Stocks	77

Top Five Common Stock Holdings[2]
Parker Hannifin Corporation	2.4%
Lubrizol Corporation	2.4%
Perrigo Company	2.3%
Cummins Inc.	2.2%
Apple, Inc.	2.1%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid December 31, 2009.

2	As a percentage of total investments as of September 30, 2010. Holdings are subject to change.

Nuveen Investments	19

Fund Spotlight (continued) as of 9/30/10 Nuveen Symphony Mid-Cap Core Fund

Portfolio Composition¹
Real Estate Investment Trust	10.1%
Machinery	7.1%
Semiconductors & Equipment	6.2%
Capital Markets	4.9%
Computers & Peripherals	4.1%
Specialty Retail	4.0%
Chemicals	3.8%
Hotels, Restaurants & Leisure	3.7%
Oil, Gas & Consumable Fuels	3.4%
Insurance	3.2%
Health Care Providers & Services	3.2%
Media	3.1%
Energy Equipment & Services	3.0%
Beverages	3.0%
IT Services	2.8%
Software	2.7%
Household Durables	2.7%
Food Products	2.7%
Metals & Mining	2.6%
Multi-Utilities	2.5%
Multiline Retail	2.5%
Other	18.7%

1	As a percentage of total investments as of September 30, 2010. Holdings are subject to change.

Risk Considerations

An investment in the Fund is subject to market risk or the risk that stocks in the portfolio will decline in response to such factors as adverse company news or industry developments or a general economic decline. Investments in or mid-capitalization companies are subject to greater volatility and price fluctuations. As with any mutual fund, possible loss of principal is also a risk.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-front and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (4/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/10)	$1,038.90	$1,034.80	$1,037.70	$1,040.20	$1,018.15	$1,014.39	$1,016.85	$1,019.40
Expenses Incurred During Period	$7.05	$10.86	$8.38	$5.78	$6.98	$10.76	$8.29	$5.72

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.38%, 2.13%, 1.64% and 1.13% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

20	Nuveen Investments

Fund Spotlight as of 9/30/10 Nuveen Symphony Small-Mid Cap Core Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NSSAX	NSSCX	NSMFX	NSSIX
Net Asset Value (NAV)	$17.72	$17.16	$17.77	$17.90
Inception Date	5/31/06	5/31/06	5/05/09	5/31/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 9/30/10

A Shares	NAV	Offer
1-Year	14.99%	8.38%
Since Inception	-1.20%	-2.54%

C Shares	NAV
1-Year	14.17%
Since Inception	-1.94%

R3 Shares	NAV
1-Year	14.72%
Since Inception	-1.46%

I Shares	NAV
1-Year	15.34%
Since Inception	-0.94%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	10.45%	1.35%
Class C	10.77%	2.10%
Class R3	25.29%	1.60%
Class I	8.02%	1.10%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through January 31, 2012. The expense ratios are those shown in the most recent Fund prospectus.

Portfolio Allocation1

Portfolio Statistics
Net Assets ($000)	$988
Number of Common Stocks	155

Top Five Common Stock Holdings[1]
Rackspace Hosting Inc.	1.4%
Parker Hannifin Corporation	1.3%
VeriFone Holdings Inc.	1.3%
Lubrizol Corporation	1.2%
Perrigo Company	1.2%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	As a percentage of total investments as of September 30, 2010. Holdings are subject to change.

Nuveen Investments	21

Fund Spotlight (continued) as of 9/30/10 Nuveen Symphony Small-Mid Cap Core Fund

Portfolio Composition¹
Real Estate Investment Trust	9.2%
IT Services	4.8%
Machinery	4.6%
Chemicals	4.4%
Oil, Gas & Consumable Fuels	4.3%
Health Care Providers & Services	4.0%
Commercial Banks	3.9%
Software	3.7%
Insurance	3.7%
Semiconductors & Equipment	3.6%
Specialty Retail	3.1%
Textiles, Apparel & Luxury Goods	2.8%
Capital Markets	2.8%
Household Durables	2.7%
Health Care Equipment & Supplies	2.6%
Communications Equipment	2.5%
Multiline Retail	2.2%
Computers & Peripherals	2.1%
Hotels, Restaurants & Leisure	2.0%
Energy Equipment & Services	2.0%
Internet Software & Services	1.8%
Biotechnology	1.7%
Media	1.6%
Beverages	1.5%
Electric Utilities	1.5%
Electrical Equipment	1.4%
Other	19.5%
1	As a percentage of total investments as of September 30, 2010. Holdings are subject to change.

Risk Considerations

An investment in the Fund is subject to market risk or the risk that stocks in the portfolio will decline in response to such factors as adverse company news or industry developments or a general economic decline. Investments in small- or mid-capitalization companies are subject to greater volatility and price fluctuations. As with any mutual fund, possible loss of principal is also a risk.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-front and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (4/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/10)	$1,033.20	$1,029.40	$1,032.50	$1,034.70	$1,018.00	$1,014.24	$1,016.75	$1,019.30
Expenses Incurred During Period	$7.19	$10.99	$8.46	$5.87	$7.13	$10.91	$8.39	$5.82

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.41%, 2.16%, 1.66% and 1.15% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

22	Nuveen Investments

Fund Spotlight as of 9/30/10 Nuveen Symphony International Equity Fund

Quick Facts
	A Shares	C Shares	I Shares
Fund Symbols	NSIAX	NSECX	NSIEX
Net Asset Value (NAV)	$14.44	$14.31	$14.45
Latest Ordinary Income Distribution[1]	$0.2646	$0.1728	$0.2948
Inception Date	5/30/08	5/30/08	5/30/08

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 9/30/10

A Shares	NAV	Offer
1-Year	5.20%	-0.83%
Since Inception	-12.25%	-14.44%

C Shares	NAV
1-Year	4.43%
Since Inception	-12.88%

I Shares	NAV
1-Year	5.50%
Since Inception	-12.02%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	8.34%	1.38%
Class C	13.66%	2.13%
Class I	13.37%	1.13%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through January 31, 2012. The expense ratios are those shown in the most recent Fund prospectus.

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$816
Number of Common Stocks	69

Top Five Common Stock Holdings[3]
Standard Chartered PLC	2.9%
Umicore	2.9%
DnB NOR ASA	2.6%
Jeronimo Martins SGPS	2.4%
Coca Cola Amatil Limited	2.4%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid December 31, 2009.

2	As a percentage of total investments as of September 30, 2010. Holdings are subject to change.

3	As a percentage of total common stocks as of September 30, 2010. Holdings are subject to change.

Nuveen Investments	23

Fund Spotlight (continued) as of 9/30/10Nuveen Symphony International Equity Fund

Country Allocation[1]
United Kingdom	20.9%
Japan	12.2%
Australia	7.3%
Canada	5.6%
France	5.6%
Switzerland	5.5%
United States	5.2%
Norway	4.6%
Germany	3.8%
Netherlands	3.4%
Belgium	2.7%
Brazil	2.7%
Hong Kong	2.5%
Portugal	2.3%
Luxembourg	2.3%
Other	13.4%

Portfolio Composition[1]
Commercial Banks	15.6%
Metals & Mining	6.3%
Oil, Gas & Consumable Fuels	6.1%
Investment Companies	5.2%
Pharmaceuticals	5.1%
Food Products	4.4%
Electrical Equipment	4.4%
Beverages	3.9%
Chemicals	3.7%
Insurance	3.5%
Wireless Telecommunication Services	3.3%
Food & Staples Retailing	3.3%
Energy Equipment & Services	3.0%
Textiles, Apparel & Luxury Goods	3.0%
Electronic Equipment & Instruments	2.9%
Machinery	2.8%
Automobiles	2.7%
Semiconductors & Equipment	2.2%
Other	18.6%

1	As a percentage of total investments as of September 30, 2010. Holdings are subject to change.

Risk Considerations

An investment in the Fund is subject to market risk or the risk that stocks in the portfolio will decline in response to such factors as adverse company news or industry developments or a general economic decline. Foreign investments involve risks not typically associated with domestic investments such as adverse political, currency, economic, social or regulatory developments in a country including excessive taxation, lack of liquidity, and differing legal or accounting standards. These risks are magnified in emerging markets. As with any mutual fund, possible loss of principal is also a risk.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-front and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (4/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/10)	$1,012.60	$1,009.20	$1,014.00	$1,018.25	$1,014.49	$1,019.50
Expenses Incurred During Period	$6.86	$10.63	$5.60	$6.88	$10.66	$5.62

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.36%, 2.11% and 1.11% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

24	Nuveen Investments

Fund Spotlight as of 9/30/10 Nuveen Symphony Optimized Alpha Fund

Quick Facts
	A Shares	C Shares	I Shares
Fund Symbols	NOPAX	NOPCX	NOPRX
Net Asset Value (NAV)	$17.40	$17.08	$17.43
Latest Ordinary Income Distribution[1]	$0.0279	$ —	$0.0632
Inception Date	9/28/07	9/28/07	9/28/07

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 9/30/10

A Shares	NAV	Offer
1-Year	13.69%	7.12%
Since Inception	-4.35%	-6.22%

C Shares	NAV
1-Year	12.81%
Since Inception	-5.08%

I Shares	NAV
1-Year	13.97%
Since Inception	-4.13%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	7.07%	1.25%
Class C	8.05%	2.00%
Class I	6.89%	1.00%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through January 31, 2012. The expense ratios are those shown in the most recent Fund prospectus.

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$2,432
Number of Common Stocks	64

Top Five Common Stock Holdings[2]
Apple, Inc.	5.0%
Johnson & Johnson	3.5%
International Business Machines Corporation (IBM)	3.4%
Coca-Cola Company	3.3%
Mosaic Company	2.9%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid December 31, 2009.

2	As a percentage of total investments as of September 30, 2010. Holdings are subject to change.

Nuveen Investments	25

Fund Spotlight (continued) as of 9/30/10 Nuveen Symphony Optimized Alpha Fund

Portfolio Composition¹
Tobacco	6.5%
Pharmaceuticals	6.2%
Health Care Providers & Services	6.2%
Metals & Mining	6.1%
Food Products	5.9%
Computers & Peripherals	5.0%
Household Products	4.7%
Health Care Equipment & Supplies	4.6%
Electric Utilities	4.4%
IT Services	4.3%
Multi-Utilities	3.7%
Beverages	3.3%
Specialty Retail	3.3%
Internet Software & Services	3.2%
Food & Staples Retailing	3.1%
Semiconductors & Equipment	3.1%
Chemicals	2.9%
Consumer Finance	2.7%
Commercial Banks	2.4%
Other	18.4%
1	As a percentage of total investments as of September 30, 2010. Holdings are subject to change.

Risk Considerations

An investment in the Fund is subject to market risk or the risk that stocks in the portfolio will decline in response to such factors as adverse company news or industry developments or a general economic decline. In addition, small- and mid-cap stocks are subject to greater volatility and price fluctuations. As with any mutual fund, possible loss of principal is also a risk.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-front and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (4/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/10)	$1,000.60	$996.50	$1,001.70	$1,018.40	$1,014.54	$1,019.55
Expenses Incurred During Period	$6.67	$10.51	$5.52	$6.73	$10.61	$5.57

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.33%, 2.10% and 1.10% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

26	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Symphony Large-Cap Growth Fund, Nuveen Symphony Large-Cap Value Fund, Nuveen Symphony Mid-Cap Core Fund, Nuveen Symphony Small-Mid Cap Core Fund, Nuveen Symphony International Equity Fund, and Nuveen Symphony Optimized Alpha Fund (each a series of the Nuveen Investment Trust II, hereafter referred to as the “Funds”) at September 30, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for the year then ended, the two months ended September 30, 2009, and the year ended July 31, 2009, and the financial highlights for the year ended and each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

November 26, 2010

Nuveen Investments	27

Portfolio of Investments

Nuveen Symphony Large-Cap Growth Fund

September 30, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 97.9%

	Aerospace & Defense – 0.9%

1,190	Boeing Company	$79,183
	Air Freight & Logistics – 2.1%

2,730	United Parcel Service, Inc., Class B	182,064
	Auto Components – 1.9%

5,230	Johnson Controls, Inc.	159,515
	Beverages – 0.8%

1,145	Coca-Cola Company	67,005
	Biotechnology – 1.0%

1,620	Amgen Inc., (2)	89,278
	Capital Markets – 0.6%

1,095	T. Rowe Price Group Inc.	54,821
	Chemicals – 2.2%

1,540	Celanese Corporation, Series A	49,434

2,300	Mosaic Company	135,148
	Total Chemicals	184,582
	Commercial Services & Supplies – 1.1%

1,301	Stericycle Inc., (2)	90,393
	Communications Equipment – 1.4%

2,740	QUALCOMM, Inc.	123,629
	Computers & Peripherals – 7.1%

1,908	Apple, Inc., (2)	541,391

1,509	Hewlett-Packard Company	63,484
	Total Computers & Peripherals	604,875
	Electric Utilities – 1.4%

2,797	Exelon Corporation	119,096
	Energy Equipment & Services – 5.5%

3,034	Cooper Cameron Corporation, (2)	130,341

2,444	FMC Technologies Inc., (2)	166,901

1,410	Oil States International Inc., (2)	65,636

1,810	Schlumberger Limited	111,514
	Total Energy Equipment & Services	474,392
	Food & Staples Retailing – 1.0%

3,880	Kroger Co.	84,041
	Food Products – 4.9%

2,030	Archer-Daniels-Midland Company	64,798

1,760	H.J. Heinz Company	83,371

2,357	Hershey Foods Corporation	112,170

2,850	Mead Johnson Nutrition Company, Class A Shares	162,194
	Total Food Products	422,533
	Health Care Equipment & Supplies – 3.0%

2,311	Becton, Dickinson and Company	171,245

1,500	Hospira Inc., (2)	85,515
	Total Health Care Equipment & Supplies	256,760

28	Nuveen Investments

Shares	Description (1)	Value

	Health Care Providers & Services – 3.5%

5,250	AmerisourceBergen Corporation	$160,965

2,300	McKesson HBOC Inc.	142,094
	Total Health Care Providers & Services	303,059
	Hotels, Restaurants & Leisure – 4.9%

1,270	Bally Technologies, Inc., (2)	44,387

750	Chipotle Mexican Grill, (2)	129,000

2,490	Las Vegas Sands, (2)	86,777

1,480	Royal Caribbean Cruises Limited, (2)	46,664

4,500	Starbucks Corporation	115,110
	Total Hotels, Restaurants & Leisure	421,938
	Household Products – 0.6%

617	Colgate-Palmolive Company	47,423
	Industrial Conglomerates – 1.3%

1,240	3M Co.	107,520
	Insurance – 0.8%

1,250	AFLAC Incorporated	64,638
	Internet & Catalog Retail – 1.0%

3,090	Expedia, Inc.	87,169
	Internet Software & Services – 3.6%

1,575	Equinix Inc., (2)	161,201

288	Google Inc., Class A, (2)	151,428
	Total Internet Software & Services	312,629
	IT Services – 5.0%

1,610	Global Payments Inc.	69,053

1,518	International Business Machines Corporation (IBM)	203,624

681	MasterCard, Inc.	152,544
	Total IT Services	425,221
	Life Sciences Tools & Services – 3.0%

2,500	Life Technologies Corporation, (2)	116,725

1,980	Waters Corporation, (2)	140,144
	Total Life Sciences Tools & Services	256,869
	Machinery – 5.7%

760	Bucyrus International, Inc.	52,706

1,370	Cummins Inc.	124,095

1,260	Danaher Corporation	51,169

1,250	Deere & Company	87,225

1,040	Eaton Corporation	85,790

2,300	Timken Company	88,228
	Total Machinery	489,213
	Media – 3.6%

5,143	DIRECTV Group, Inc., (2)	214,102

2,020	Scripps Networks Interactive, Class A Shares	96,112
	Total Media	310,214

Nuveen Investments	29

Portfolio of Investments

Nuveen Symphony Large-Cap Growth Fund (continued)

September 30, 2010

Shares	Description (1)	Value

	Metals & Mining – 3.3%

1,536	Freeport-McMoRan Copper & Gold, Inc.	$131,159

1,875	Walter Industries Inc.	152,419
	Total Metals & Mining	283,578
	Office REIT – 1.2%

1,720	Digital Realty Trust Inc.	106,124
	Oil, Gas & Consumable Fuels – 3.1%

1,520	Cimarex Energy Company	100,594

1,985	Continental Resources Inc., (2)	92,025

4,340	Petrohawk Energy Corporation, (2)	70,048
	Total Oil, Gas & Consumable Fuels	262,667
	Pharmaceuticals – 0.8%

1,040	Perrigo Company	66,789
	Residential REIT – 0.9%

3,750	Apartment Investment & Management Company, Class A	80,175
	Retail REIT – 1.0%

934	Simon Property Group, Inc.	86,619
	Road & Rail – 1.1%

2,550	Kansas City Southern Industries, (2)	95,396
	Semiconductors & Equipment – 6.8%

6,140	Broadcom Corporation, Class A	217,294

5,665	Intel Corporation	108,938

4,272	Marvell Technology Group Ltd., (2)	74,803

6,940	Novellus Systems, Inc., (2)	184,465
	Total Semiconductors & Equipment	585,500
	Software – 6.0%

1,018	Ansys Inc., (2)	43,011

10,410	Microsoft Corporation	254,940

2,320	Rovi Corporation, (2)	116,951

867	Salesforce.com, Inc., (2)	96,931
	Total Software	511,833
	Specialized REIT – 0.7%

1,270	Rayonier Inc.	63,652
	Specialty Retail – 2.7%

2,170	Advance Auto Parts, Inc.	127,336

3,180	Williams-Sonoma Inc.	100,806
	Total Specialty Retail	228,142
	Tobacco – 2.4%

3,613	Philip Morris International	202,400
	Total Investments (cost $6,823,104) – 97.9%	8,390,935
	Other Assets Less Liabilities – 2.1%	177,034
	Net Assets – 100%	$8,567,969

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

30	Nuveen Investments

Portfolio of Investments

Nuveen Symphony Large-Cap Value Fund

September 30, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 103.4%

	Aerospace & Defense – 1.0%

167	Boeing Company	$11,112
	Beverages – 1.7%

531	Dr. Pepper Snapple Group	18,861
	Biotechnology – 1.4%

280	Amgen Inc., (2)	15,431
	Capital Markets – 3.0%

771	Invesco LTD	16,368

547	Legg Mason, Inc.	16,580
	Total Capital Markets	32,948
	Chemicals – 2.2%

201	Eastman Chemical Company	14,874

128	PPG Industries, Inc.	9,318
	Total Chemicals	24,192
	Commercial Banks – 6.5%

1,309	Associated Banc-Corp.	17,266

386	East West Bancorp Inc.	6,284

144	M&T Bank Corporation	11,781

1,386	U.S. Bancorp	29,965

284	Wells Fargo & Company	7,137
	Total Commercial Banks	72,433
	Commercial Services & Supplies – 1.1%

414	Republic Services, Inc.	12,623
	Computers & Peripherals – 0.9%

231	Hewlett-Packard Company	9,718
	Construction & Engineering – 0.9%

285	Shaw Group Inc., (2)	9,565
	Consumer Finance – 2.0%

574	Capital One Financial Corporation	22,702
	Diversified Financial Services – 3.9%

3,321	Bank of America Corporation	43,534
	Diversified Telecommunication Services – 1.9%

204	CenturyTel, Inc.	8,050

395	Verizon Communications Inc.	12,873
	Total Diversified Telecommunication Services	20,923
	Electric Utilities – 3.5%

473	DPL Inc.	12,359

719	Duke Energy Corporation	12,733

334	Exelon Corporation	14,222
	Total Electric Utilities	39,314
	Electrical Equipment – 2.2%

401	Rockwell Automation, Inc.	24,754
	Energy Equipment & Services – 1.4%

454	Halliburton Company	15,014
	Food & Staples Retailing – 1.1%

585	Kroger Co.	12,671

Nuveen Investments	31

Portfolio of Investments

Nuveen Symphony Large-Cap Value Fund (continued)

September 30, 2010

Shares	Description (1)	Value

	Food Products – 3.4%

173	Corn Products International, Inc.	$6,488

245	Hershey Foods Corporation	11,660

348	Mead Johnson Nutrition Company, Class A Shares	19,805
	Total Food Products	37,953
	Health Care Equipment & Supplies – 2.3%

125	Cooper Companies, Inc.	5,778

273	Covidien PLC	10,972

529	Hologic Inc., (2)	8,469
	Total Health Care Equipment & Supplies	25,219
	Health Care Providers & Services – 2.9%

307	Humana Inc., (2)	15,424

275	Lincare Holdings	6,900

166	McKesson HBOC Inc.	10,255
	Total Health Care Providers & Services	32,579
	Household Durables – 1.9%

543	D.R. Horton, Inc.	6,038

854	Newell Rubbermaid Inc.	15,210
	Total Household Durables	21,248
	Independent Power Producers & Energy Traders – 2.0%

694	Constellation Energy Group	22,375
	Insurance – 6.6%

467	Allstate Corporation	14,734

878	Lincoln National Corporation	21,002

1,426	Old Republic International Corporation	19,750

320	Prudential Financial, Inc.	17,338
	Total Insurance	72,824
	IT Services – 0.6%

53	International Business Machines Corporation (IBM)	7,109
	Machinery – 3.5%

206	Caterpillar Inc.	16,208

241	Parker Hannifin Corporation	16,884

161	Timken Company	6,176
	Total Machinery	39,268
	Media – 4.3%

454	Cablevision Systems Corporation	11,890

1,174	Comcast Corporation, Class A	21,226

292	DIRECTV Group, Inc., (2)	12,156

113	Madison Square Garden Inc., (2)	2,382
	Total Media	47,654
	Metals & Mining – 3.0%

272	Freeport-McMoRan Copper & Gold, Inc.	23,226

223	United States Steel Corporation	9,776
	Total Metals & Mining	33,002
	Multiline Retail – 1.2%

587	Macy’s, Inc.	13,554

32	Nuveen Investments

Shares	Description (1)	Value

	Multi-Utilities – 1.9%

418	Ameren Corporation	$11,871

173	Integrys Energy Group, Inc.	9,006
	Total Multi-Utilities	20,877
	Office REIT – 2.1%

174	Boston Properties, Inc.	14,463

140	Digital Realty Trust Inc.	8,638
	Total Office REIT	23,101
	Oil, Gas & Consumable Fuels – 10.2%

478	Chesapeake Energy Corporation	10,827

247	Continental Resources Inc., (2)	11,451

240	Devon Energy Corporation	15,538

244	Hess Corporation	14,425

481	Newfield Exploration Company, (2)	27,629

226	Occidental Petroleum Corporation	17,696

1,157	Tesoro Corporation	15,458
	Total Oil, Gas & Consumable Fuels	113,024
	Pharmaceuticals – 6.0%

881	Bristol-Myers Squibb Company	23,884

317	Johnson & Johnson	19,641

534	Watson Pharmaceuticals Inc., (2)	22,594
	Total Pharmaceuticals	66,119
	Residential REIT – 2.4%

705	Apartment Investment & Management Company, Class A	15,073

246	Camden Property Trust	11,801
	Total Residential REIT	26,874
	Road & Rail – 2.2%

414	Norfolk Southern Corporation	24,637
	Semiconductors & Equipment – 4.4%

1,268	Intel Corporation	24,384

534	KLA-Tencor Corporation	18,813

323	Marvell Technology Group Ltd., (2)	5,656
	Total Semiconductors & Equipment	48,853
	Software – 2.4%

1,081	Microsoft Corporation	26,474
	Specialty Retail – 2.4%

350	Home Depot, Inc.	11,088

494	Williams-Sonoma Inc.	15,660
	Total Specialty Retail	26,748
	Tobacco – 3.0%

848	Altria Group, Inc.	20,369

223	Philip Morris International	12,492
	Total Tobacco	32,861
	Total Investments (cost $1,037,584) – 103.4%	1,148,148
	Other Assets Less Liabilities – (3.4)%	(37,415)
	Net Assets – 100%	$1,110,733

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nuveen Investments	33

Portfolio of Investments

Nuveen Symphony Mid-Cap Core Fund

September 30, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 99.6%

	Auto Components – 1.2%

333	TRW Automotive Holdings Corporation, (2)	$13,839
	Beverages – 3.0%

463	Dr. Pepper Snapple Group	16,446

380	Molson Coors Brewing Company, Class B	17,944
	Total Beverages	34,390
	Biotechnology – 1.4%

715	BioMarin Pharmaceutical Inc., (2)	15,980
	Capital Markets – 4.9%

125	Affiliated Managers Group Inc., (2)	9,751

378	Ameriprise Financial, Inc.	17,891

699	Invesco LTD	14,840

475	Legg Mason, Inc.	14,397
	Total Capital Markets	56,879
	Chemicals – 3.8%

508	Celanese Corporation, Series A	16,307

258	Lubrizol Corporation	27,340
	Total Chemicals	43,647
	Commercial Banks – 2.3%

1,370	Associated Banc-Corp.	18,070

234	Commerce Bancshares Inc.	8,796
	Total Commercial Banks	26,866
	Computers & Peripherals – 4.1%

85	Apple, Inc., (2)	24,119

471	Network Appliance Inc., (2)	23,451
	Total Computers & Peripherals	47,570
	Construction & Engineering – 1.5%

511	Shaw Group Inc., (2)	17,149
	Diversified Financial Services – 0.8%

477	Nasdaq Stock Market, Inc., (2)	9,268
	Diversified Telecommunication Services – 1.0%

302	CenturyTel, Inc.	11,917
	Electric Utilities – 0.5%

147	Exelon Corporation	6,259
	Energy Equipment & Services – 3.0%

243	FMC Technologies Inc., (2)	16,594

400	Oil States International Inc., (2)	18,620
	Total Energy Equipment & Services	35,214
	Food Products – 2.7%

305	Corn Products International, Inc.	11,438

348	Mead Johnson Nutrition Company, Class A Shares	19,805
	Total Food Products	31,243
	Gas Utilities – 1.3%

292	National Fuel Gas Company	15,129
	Health Care Equipment & Supplies – 0.6%

434	Hologic Inc., (2)	6,948

34	Nuveen Investments

Shares	Description (1)	Value

	Health Care Providers & Services – 3.2%

464	Community Health Systems, Inc., (2)	$14,370

272	Humana Inc., (2)	13,665

367	Lincare Holdings	9,208
	Total Health Care Providers & Services	37,243
	Hotels, Restaurants & Leisure – 3.7%

258	Bally Technologies, Inc., (2)	9,017

258	Las Vegas Sands, (2)	8,991

250	Marriott International, Inc., Class A	8,958

555	Penn National Gaming, Inc., (2)	16,434
	Total Hotels, Restaurants & Leisure	43,400
	Household Durables – 2.7%

800	Lennar Corporation, Class A	12,304

1,087	Newell Rubbermaid Inc.	19,359
	Total Household Durables	31,663
	Independent Power Producers & Energy Traders – 1.5%

556	Constellation Energy Group	17,925
	Industrial Conglomerates – 1.1%

592	Textron Inc.	12,172
	Insurance – 3.2%

823	Lincoln National Corporation	19,686

657	WR Berkley Corporation	17,785
	Total Insurance	37,471
	Internet Software & Services – 0.8%

94	Equinix Inc., (2)	9,621
	IT Services – 2.8%

461	Global Payments Inc.	19,772

57	MasterCard, Inc.	12,768
	Total IT Services	32,540
	Machinery – 7.0%

318	AGCO Corporation, (2)	12,405

280	Cummins Inc.	25,362

403	Parker Hannifin Corporation	28,236

418	Timken Company	16,034
	Total Machinery	82,037
	Media – 3.1%

500	Cablevision Systems Corporation	13,095

128	Madison Square Garden Inc., (2)	2,698

430	Scripps Networks Interactive, Class A Shares	20,459
	Total Media	36,252
	Metals & Mining – 2.6%

588	Steel Dynamics Inc.	8,297

253	United States Steel Corporation	11,092

127	Walter Industries Inc.	10,324
	Total Metals & Mining	29,713

Nuveen Investments	35

Portfolio of Investments

Nuveen Symphony Mid-Cap Core Fund (continued)

September 30, 2010

Shares	Description (1)	Value

	Mortgage REIT – 1.9%

1,237	Annaly Capital Management Inc.	$21,771
	Multiline Retail – 2.5%

340	Big Lots, Inc., (2)	11,305

764	Macy’s, Inc.	17,641
	Total Multiline Retail	28,946
	Multi-Utilities – 2.5%

275	OGE Energy Corp.	10,964

335	Sempra Energy	18,023
	Total Multi-Utilities	28,987
	Office REIT – 2.9%

313	Digital Realty Trust Inc.	19,312

1,239	Duke Realty Corporation	14,360
	Total Office REIT	33,672
	Oil, Gas & Consumable Fuels – 3.4%

395	Continental Resources Inc., (2)	18,312

127	Hess Corporation	7,508

366	SM Energy Company	13,710
	Total Oil, Gas & Consumable Fuels	39,530
	Pharmaceuticals – 2.3%

424	Perrigo Company	27,229
	Professional Services – 0.7%

176	Towers Watson & Company, Class A Shares	8,656
	Residential REIT – 2.3%

462	Apartment Investment & Management Company, Class A	9,878

158	Essex Property Trust Inc.	17,292
	Total Residential REIT	27,170
	Retail REIT – 1.0%

272	Taubman Centers Inc.	12,134
	Road & Rail – 1.5%

468	Kansas City Southern Industries, (2)	17,508
	Semiconductors & Equipment – 6.2%

451	Broadcom Corporation, Class A	15,961

533	KLA-Tencor Corporation	18,778

795	Marvell Technology Group Ltd., (2)	13,920

1,342	Micron Technology, Inc., (2)	9,676

500	Xilinx, Inc.	13,305
	Total Semiconductors & Equipment	71,640
	Software – 2.7%

366	Rovi Corporation, (2)	18,450

119	Salesforce.com, Inc., (2)	13,304
	Total Software	31,754
	Specialized REIT – 1.9%

451	Rayonier Inc.	22,604

36	Nuveen Investments

Shares	Description (1)	Value

	Specialty Retail – 4.0%

247	Guess Inc.	$10,036

468	PetSmart Inc.	16,380

616	Williams-Sonoma Inc.	19,526
	Total Specialty Retail	45,942
	Total Investments (cost $933,068) – 99.6%	1,159,878
	Other Assets Less Liabilities – 0.4%	5,242
	Net Assets – 100%	$1,165,120

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nuveen Investments	37

Portfolio of Investments

Nuveen Symphony Small-Mid Cap Core Fund

September 30, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 101.6%

	Aerospace & Defense – 1.4%

117	Esterline Technologies Corporation, (2)	$6,696

183	GeoEye, Inc., (2)	7,408
	Total Aerospace & Defense	14,104
	Auto Components – 0.6%

152	TRW Automotive Holdings Corporation, (2)	6,317
	Beverages – 1.6%

206	Dr. Pepper Snapple Group	7,317

172	Molson Coors Brewing Company, Class B	8,122
	Total Beverages	15,439
	Biotechnology – 1.7%

193	Alnylam Pharmaceuticals, Inc., (2)	2,370

319	BioMarin Pharmaceutical Inc., (2)	7,130

294	ISIS Pharmaceuticals, Inc., (2)	2,470

226	Targacept, Inc., (2)	5,049
	Total Biotechnology	17,019
	Capital Markets – 2.8%

56	Affiliated Managers Group Inc., (2)	4,369

168	Ameriprise Financial, Inc.	7,951

211	Calamos Asset Management, Inc. Class A	2,427

312	Invesco LTD	6,624

212	Legg Mason, Inc.	6,426
	Total Capital Markets	27,797
	Chemicals – 4.5%

226	Celanese Corporation, Series A	7,255

115	Lubrizol Corporation	12,185

161	Minerals Technologies Inc.	9,486

646	Solutia Inc., (2)	10,349

179	Westlake Chemical Corporation	5,357
	Total Chemicals	44,632
	Commercial Banks – 4.0%

611	Associated Banc-Corp.	8,059

331	Columbia Banking Systems Inc.	6,504

104	Commerce Bancshares Inc.	3,909

355	Community Bank System Inc.	8,169

267	First Financial Bancorp.	4,454

42	UMB Financial Corporation	1,491

569	Umpqua Holdings Corporation	6,452
	Total Commercial Banks	39,038
	Commercial Services & Supplies – 0.3%

50	Clean Harbors, Inc., (2)	3,388
	Communications Equipment – 2.6%

96	Comtech Telecom Corporation, (2)	2,626

390	Interdigital Inc., (2)	11,548

337	Plantronics Inc.	11,384
	Total Communications Equipment	25,558

38	Nuveen Investments

Shares	Description (1)	Value

	Computers & Peripherals – 2.1%

38	Apple, Inc., (2)	$10,783

210	Network Appliance Inc., (2)	10,456
	Total Computers & Peripherals	21,239
	Construction & Engineering – 0.8%

228	Shaw Group Inc., (2)	7,652
	Containers & Packaging – 0.7%

556	Boise Inc.	3,608

75	Rock-Tenn Company	3,736
	Total Containers & Packaging	7,344
	Diversified Consumer Services – 1.1%

216	Bridgepoint Education Inc., (2)	3,339

200	Sothebys Holdings Inc.	7,364
	Total Diversified Consumer Services	10,703
	Diversified Financial Services – 1.3%

212	Nasdaq Stock Market, Inc., (2)	4,119

412	PHH Corporation, (2)	8,677
	Total Diversified Financial Services	12,796
	Diversified REIT – 0.7%

124	PS Business Parks Inc.	7,015
	Diversified Telecommunication Services – 0.5%

137	CenturyTel, Inc.	5,406
	Electric Utilities – 1.5%

66	Exelon Corporation	2,810

244	Portland General Electric Company	4,948

249	UIL Holdings Corporation	7,012
	Total Electric Utilities	14,770
	Electrical Equipment – 1.5%

687	GrafTech International Ltd., (2)	10,738

203	Harbin Electric, Inc., (2)	3,632
	Total Electrical Equipment	14,370
	Electronic Equipment & Instruments – 0.4%

358	Daktronics Inc.	3,516
	Energy Equipment & Services – 2.0%

108	FMC Technologies Inc., (2)	7,375

202	Hornbeck Offshore Services Inc.	3,937

178	Oil States International Inc., (2)	8,286
	Total Energy Equipment & Services	19,598
	Food Products – 1.4%

139	Corn Products International, Inc.	5,213

155	Mead Johnson Nutrition Company, Class A Shares	8,821
	Total Food Products	14,034
	Gas Utilities – 0.7%

134	National Fuel Gas Company	6,943
	Health Care Equipment & Supplies – 2.7%

578	Align Technology, Inc., (2)	11,317

194	Hologic Inc., (2)	3,106

280	Masimo Corporation	7,647

125	Steris Corporation	4,153
	Total Health Care Equipment & Supplies	26,223

Nuveen Investments	39

Portfolio of Investments

Nuveen Symphony Small-Mid Cap Core Fund (continued)

September 30, 2010

Shares	Description (1)	Value

	Health Care Providers & Services – 4.1%

85	Air Methods Corporation, (2)	$3,534

424	Centene Corporation, (2)	10,002

207	Community Health Systems, Inc., (2)	6,411

505	HealthSouth Corporation, (2)	9,696

125	Humana Inc., (2)	6,280

163	Lincare Holdings	4,090
	Total Health Care Providers & Services	40,013
	Hotels, Restaurants & Leisure – 2.0%

117	Bally Technologies, Inc., (2)	4,089

117	Las Vegas Sands, (2)	4,077

112	Marriott International, Inc., Class A	4,013

254	Penn National Gaming, Inc., (2)	7,521
	Total Hotels, Restaurants & Leisure	19,700
	Household Durables – 2.7%

357	Lennar Corporation, Class A	5,491

255	Meritage Corporation, (2)	5,003

485	Newell Rubbermaid Inc.	8,638

247	Tempur Pedic International Inc., (2)	7,657
	Total Household Durables	26,789
	Independent Power Producers & Energy Traders – 0.8%

248	Constellation Energy Group	7,996
	Industrial Conglomerates – 0.6%

270	Textron Inc.	5,551
	Insurance – 3.7%

361	Delphi Financial Group, Inc.	9,021

367	Lincoln National Corporation	8,779

222	Primerica Inc.	4,515

277	Tower Group Inc.	6,468

293	WR Berkley Corporation	7,932
	Total Insurance	36,715
	Internet Software & Services – 1.8%

42	Equinix Inc., (2)	4,299

535	Rackspace Hosting Inc., (2)	13,897
	Total Internet Software & Services	18,196
	IT Services – 4.9%

298	CSG Systems International Inc., (2)	5,433

206	Global Payments Inc.	8,835

25	MasterCard, Inc.	5,600

104	Maximus Inc.	6,404

408	VeriFone Holdings Inc., (2)	12,675

265	Wright Express Corporation, (2)	9,463
	Total IT Services	48,410
	Life Sciences Tools & Services – 0.5%

50	Bio-Rad Laboratories Inc., (2)	4,526

40	Nuveen Investments

Shares	Description (1)	Value

	Machinery – 4.7%

145	AGCO Corporation, (2)	$5,656

125	Cummins Inc.	11,323

126	Nordson Corporation	9,285

185	Parker Hannifin Corporation	12,959

186	Timken Company	7,135
	Total Machinery	46,358
	Marine – 0.7%

455	Genco Shipping and Trading Limited, (2)	7,253
	Media – 1.6%

223	Cablevision Systems Corporation	5,840

57	Madison Square Garden Inc., (2)	1,202

192	Scripps Networks Interactive, Class A Shares	9,135
	Total Media	16,177
	Metals & Mining – 1.3%

262	Steel Dynamics Inc.	3,697

113	United States Steel Corporation	4,954

57	Walter Industries Inc.	4,634
	Total Metals & Mining	13,285
	Mortgage REIT – 1.0%

566	Annaly Capital Management Inc.	9,962
	Multiline Retail – 2.2%

311	Big Lots, Inc., (2)	10,341

148	Dillard’s, Inc., Class A	3,499

340	Macy’s, Inc.	7,851
	Total Multiline Retail	21,691
	Multi-Utilities – 1.3%

126	OGE Energy Corp.	5,024

152	Sempra Energy	8,178
	Total Multi-Utilities	13,202
	Office REIT – 2.0%

153	Digital Realty Trust Inc.	9,440

552	Duke Realty Corporation	6,398

232	Parkway Properties Inc.	3,434
	Total Office REIT	19,272
	Oil, Gas & Consumable Fuels – 4.4%

176	Continental Resources Inc., (2)	8,159

57	Hess Corporation	3,370

413	Rosetta Resources, Inc., (2)	9,701

163	SM Energy Company	6,106

254	Stone Energy Corporation, (2)	3,741

44	Whiting Petroleum Corporation, (2)	4,202

312	World Fuel Services Corporation	8,115
	Total Oil, Gas & Consumable Fuels	43,394

Nuveen Investments	41

Portfolio of Investments

Nuveen Symphony Small-Mid Cap Core Fund (continued)

September 30, 2010

Shares	Description (1)	Value

	Personal Products – 0.8%

83	Medifast, Inc., (2)	$2,252

606	Prestige Brands Holdings Inc.	5,993
	Total Personal Products	8,245
	Pharmaceuticals – 1.2%

189	Perrigo Company	12,136
	Professional Services – 1.2%

471	Acacia Research, (2)	8,290

80	Towers Watson & Company, Class A Shares	3,934
	Total Professional Services	12,224
	Residential REIT – 2.7%

206	Apartment Investment & Management Company, Class A	4,404

149	Equity Lifestyles Properties Inc.	8,118

71	Essex Property Trust Inc.	7,770

112	Home Properties New York, Inc.	5,925
	Total Residential REIT	26,217
	Retail REIT – 1.2%

456	Inland Real Estate Corporation	3,789

294	Ramco-Gershenson Properties Trust	3,149

121	Taubman Centers Inc.	5,398
	Total Retail REIT	12,336
	Road & Rail – 1.5%

151	Genesee & Wyoming Inc., (2)	6,552

208	Kansas City Southern Industries, (2)	7,781
	Total Road & Rail	14,333
	Semiconductors & Equipment – 3.7%

201	Broadcom Corporation, Class A	7,113

238	KLA-Tencor Corporation	8,385

354	Marvell Technology Group Ltd., (2)	6,199

598	Micron Technology, Inc., (2)	4,312

583	ON Semiconductor Corporation, (2)	4,203

223	Xilinx, Inc.	5,934
	Total Semiconductors & Equipment	36,146
	Software – 3.8%

89	Advent Software Inc., (2)	4,645

120	Ansys Inc., (2)	5,070

240	CommVault Systems, Inc., (2)	6,247

150	Manhattan Associates Inc., (2)	4,403

163	Rovi Corporation, (2)	8,217

53	Salesforce.com, Inc., (2)	5,925

185	VirnetX Holding Corporation	2,716
	Total Software	37,223
	Specialized REIT – 1.8%

298	LaSalle Hotel Properties	6,970

206	Rayonier Inc.	10,325
	Total Specialized REIT	17,295

42	Nuveen Investments

Shares	Description (1)	Value

	Specialty Retail – 3.1%

110	Guess Inc.	$4,469

73	J. Crew Group Inc., (2)	2,454

197	OfficeMax Inc., (2)	2,579

208	PetSmart Inc.	7,280

400	Talbots, Inc., (2)	5,240

275	Williams-Sonoma Inc.	8,718
	Total Specialty Retail	30,740
	Textiles, Apparel & Luxury Goods – 2.9%

156	Deckers Outdoor Corporation, (2)	7,794

165	Fossil Inc., (2)	8,875

379	Jones Apparel Group, Inc.	7,444

703	Liz Claiborne, Inc.	4,274
	Total Textiles, Apparel & Luxury Goods	28,387
	Trading Companies & Distributors – 0.5%

163	Applied Industrial Technologies Inc.	4,988
	Total Investments (cost $858,697) – 101.6%	1,003,661
	Other Assets Less Liabilities – (1.6)%	(15,335)
	Net Assets – 100%	$988,326

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nuveen Investments	43

Portfolio of Investments

Nuveen Symphony International Equity Fund

September 30, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 94.0%

	Automobiles – 2.7%

436	Honda Motor Company Limited, ADR	$15,517

88	Toyota Motor Corporation, Sponsored ADR	6,299
	Total Automobiles	21,816
	Beverages – 3.9%

1,615	Coca Cola Amatil Limited	18,701

166	Coca Cola Femsa SAB de CV	12,985
	Total Beverages	31,686
	Capital Markets – 1.8%

1,890	Nomura Holdings Inc.	9,015

348	UBS AG, (2)	5,907
	Total Capital Markets	14,922
	Chemicals – 3.7%

198	Nitto Denko Corporation	7,744

513	Umicore	22,176
	Total Chemicals	29,920
	Commercial Banks – 15.5%

545	Banco Itau Holdings Financeira, S.A., Sponsored ADR	13,178

625	Banco Santander Central Hispano S.A.	8,606

664	Banco Santander Central S.A., ADR	8,406

93	BNP Paribas S.A.	6,614

112	Canadian Imperial Bank of Commerce	8,126

1,482	DnB NOR ASA	20,172

377	Hang Seng Bank	5,544

1,191	HSBC Holdings PLC	12,068

114	Societe Generale	6,566

786	Standard Chartered PLC	22,546

198	Toronto-Dominion Bank	14,307
	Total Commercial Banks	126,133
	Commercial Services & Supplies – 0.6%

201	Aggreko PLC	4,957
	Construction & Engineering – 1.0%

196	Royal Boskalis Westminster NV	8,226
	Electrical Equipment – 4.3%

872	ABB Limited, ADR	18,417

755	Nidec Corporation, ADR	16,799
	Total Electrical Equipment	35,216
	Electronic Equipment & Instruments – 2.9%

420	Hoya Corporation	10,238

960	Nippon Electric Glass Company Limited	13,087
	Total Electronic Equipment & Instruments	23,325
	Energy Equipment & Services – 3.0%

555	ACERGY S.A., ADR	10,240

917	AMEC PLC	14,203
	Total Energy Equipment & Services	24,443

44	Nuveen Investments

Shares	Description (1)	Value

	Food & Staples Retailing – 3.3%

1,400	Jeronimo Martins SGPS	$18,723

614	Koninklijke Ahold NV, Sponsored ADR, (3)	8,246
	Total Food & Staples Retailing	26,969
	Food Products – 4.4%

218	Nestle S.A., Sponsored ADR, (3)	11,648

479	Unilever PLC, ADR	13,939

350	Unilever PLC	10,122
	Total Food Products	35,709
	Health Care Providers & Services – 2.1%

272	Fresenius SE, ADR	16,793
	Hotels, Restaurants & Leisure – 1.6%

339	Carnival Corporation, ADR	13,411
	Insurance – 3.4%

1,747	China Life Insurance Company Limited	6,890

306	Hannover Rueckversicherung AG	14,075

359	Prudential Corporation PLC	7,162
	Total Insurance	28,127
	Internet Software & Services – 0.5%

195	Tencent Holdings Limited	4,260
	IT Services – 0.9%

506	CGI Group Inc., (2)	7,605
	Machinery – 2.8%

277	Kone OYJ	14,312

83	Vallourec S.A.	8,245
	Total Machinery	22,557
	Media – 1.8%

267	WPP Group PLC, Sponsored ADR	14,864
	Metals & Mining – 6.3%

160	BHP Billiton PLC, ADR	12,211

94	POSCO, ADR	10,714

243	Rio Tinto Limited	18,031

669	Sterlite Industries India Ltd., ADR	10,022
	Total Metals & Mining	50,978
	Multiline Retail – 1.9%

448	Next PLC	15,595
	Office Electronics – 1.0%

171	Canon Inc., ADR	7,989
	Oil, Gas & Consumable Fuels – 6.0%

90	BG PLC, Sponsored ADR, (3)	7,957

146	BP PLC, Sponsored ADR	6,011

233	EnCana Corporation	7,044

792	StatoilHydro ASA, Sponsored ADR	16,616

62	Total S.A., Sponsored ADR	3,199

341	Yanzhou Coal Mining Company	8,310
	Total Oil, Gas & Consumable Fuels	49,137

Nuveen Investments	45

Portfolio of Investments

Nuveen Symphony International Equity Fund (continued)

September 30, 2010

Shares	Description (1)	Value

	Pharmaceuticals – 5.1%

270	AstraZeneca PLC, Sponsored ADR	$13,689

153	Novartis AG, Sponsored ADR	8,824

89	Novo Nordisk A/S	8,832

304	Sanofi-Aventis, Sponsored ADR	10,108
	Total Pharmaceuticals	41,453
	Real Estate Investment Trust – 1.2%

856	Westfield Group	10,144
	Real Estate Management & Development – 1.4%

509	Brookfield Properties Corporation	7,950

922	Hysan Development Company	3,292
	Total Real Estate Management & Development	11,242
	Semiconductors & Equipment – 2.2%

363	ASM Lithography Holding NV	10,792

712	Taiwan Semiconductor Manufacturing Company Ltd., Sponsored ADR	7,220
	Total Semiconductors & Equipment	18,012
	Textiles, Apparel & Luxury Goods – 3.0%

70	LVMH Moet Hennessy	10,268

3,798	Yue Yuen Industrial Holdings Limited	14,049
	Total Textiles, Apparel & Luxury Goods	24,317
	Tobacco – 1.0%

109	British American Tobacco PLC	8,143
	Trading Companies & Distributors – 1.4%

783	Mitsui & Company Limited	11,649
	Wireless Telecommunication Services – 3.3%

191	Millicom International Cellular S.A.	18,326

3,503	Vodafone Group PLC	8,645
	Total Wireless Telecommunication Services	26,971
	Total Common Stocks (cost $629,489)	766,569

Shares	Description (1)	Value
	INVESTMENT COMPANIES – 5.1%

758	I-Shares MSCI EAFE Index Fund	$41,629
	Total Investment Companies (cost $37,142)	41,629
	Total Investments (cost $666,631) – 99.1%	808,198
	Other Assets Less Liabilities – 0.9%	7,470
	Net Assets – 100%	$815,668

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, investment categorized as Level 2. See Notes to Financial Statements, Footnote 1– General Information and Significant Accounting Policies, Investment Valuation for more information.
ADR	American Depositary Receipt.

See accompanying notes to financial statements.

46	Nuveen Investments

Portfolio of Investments

Nuveen Symphony Optimized Alpha Fund

September 30, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 99.4%

	Aerospace & Defense – 0.9%

350	Boeing Company	$23,289
	Auto Components – 1.5%

1,227	Johnson Controls, Inc.	37,424
	Beverages – 3.3%

1,377	Coca-Cola Company	80,582
	Biotechnology – 2.3%

224	Celgene Corporation, (2)	12,905

1,203	Gilead Sciences, Inc., (2)	42,839
	Total Biotechnology	55,744
	Chemicals – 2.9%

1,211	Mosaic Company	71,158
	Commercial Banks – 2.4%

2,772	Associated Banc-Corp.	36,563

585	Commerce Bancshares Inc.	21,990
	Total Commercial Banks	58,553
	Commercial Services & Supplies – 1.5%

330	Stericycle Inc., (2)	22,928

363	Waste Management, Inc.	12,974
	Total Commercial Services & Supplies	35,902
	Communications Equipment – 1.5%

801	QUALCOMM, Inc.	36,141
	Computers & Peripherals – 5.0%

427	Apple, Inc., (2)	121,160
	Consumer Finance – 2.6%

1,525	American Express Company	64,096
	Diversified Financial Services – 0.8%

1,409	Bank of America Corporation	18,472
	Diversified Telecommunication Services – 0.5%

88	Frontier Communications Corporation	719

336	Verizon Communications Inc.	10,950
	Total Diversified Telecommunication Services	11,669
	Electric Utilities – 4.4%

1,071	Progress Energy, Inc.	47,574

1,570	Southern Company	58,467
	Total Electric Utilities	106,041
	Food & Staples Retailing – 3.1%

1,155	Kroger Co.	25,017

928	Wal-Mart Stores, Inc.	49,667
	Total Food & Staples Retailing	74,684
	Food Products – 5.9%

972	Campbell Soup Company	34,749

1,098	General Mills, Inc.	40,121

576	H.J. Heinz Company	27,285

805	Kellogg Company	40,661
	Total Food Products	142,816

Nuveen Investments	47

Portfolio of Investments

Nuveen Symphony Optimized Alpha Fund (continued)

September 30, 2010

Shares	Description (1)	Value

	Health Care Equipment & Supplies – 4.5%

426	Becton, Dickinson and Company	$31,567

158	C. R. Bard, Inc.	12,866

989	Edwards Lifesciences Corporation, (2)	66,312
	Total Health Care Equipment & Supplies	110,745
	Health Care Providers & Services – 6.2%

1,170	AmerisourceBergen Corporation	35,872

660	Express Scripts, Inc., (2)	32,142

273	McKesson HBOC Inc.	16,866

853	Medco Health Solutions, Inc., (2)	44,407

415	Quest Diagnostics Incorporated	20,945
	Total Health Care Providers & Services	150,232
	Hotels, Restaurants & Leisure – 1.0%

798	Penn National Gaming, Inc., (2)	23,629
	Household Products – 4.7%

750	Colgate-Palmolive Company	57,645

859	Kimberly-Clark Corporation	55,878
	Total Household Products	113,523
	Insurance – 0.8%

830	Lincoln National Corporation	19,854
	Internet Software & Services – 3.2%

124	Google Inc., Class A, (2)	65,198

467	IAC/InterActiveCorp., (2)	12,268
	Total Internet Software & Services	77,466
	IT Services – 4.3%

604	International Business Machines Corporation (IBM)	81,021

107	MasterCard, Inc.	23,968
	Total IT Services	104,989
	Machinery – 1.5%

406	Cummins Inc.	36,775
	Media – 1.8%

1,044	DIRECTV Group, Inc., (2)	43,462
	Metals & Mining – 6.1%

588	Freeport-McMoRan Copper & Gold, Inc.	50,209

1,109	United States Steel Corporation	48,619

601	Walter Industries Inc.	48,855
	Total Metals & Mining	147,683
	Multi-Utilities – 3.6%

672	Consolidated Edison, Inc.	32,404

1,288	Dominion Resources, Inc.	56,234
	Total Multi-Utilities	88,638
	Oil, Gas & Consumable Fuels – 2.2%

678	Continental Resources Inc., (2)	31,432

368	Hess Corporation	21,756
	Total Oil, Gas & Consumable Fuels	53,188

48	Nuveen Investments

Shares	Description (1)	Value

	Pharmaceuticals – 6.2%

1,040	Bristol-Myers Squibb Company	$28,194

1,353	Johnson & Johnson	83,832

917	Watson Pharmaceuticals Inc., (2)	38,798
	Total Pharmaceuticals	150,824
	Real Estate Investment Trust – 1.4%

331	Boston Properties, Inc.	27,513

389	Walter Investment Management Corporation	6,804
	Total Real Estate Investment Trust	34,317
	Semiconductors & Equipment – 3.0%

756	Broadcom Corporation, Class A	26,755

990	KLA-Tencor Corporation	34,878

698	Marvell Technology Group Ltd., (2)	12,222
	Total Semiconductors & Equipment	73,855
	Specialty Retail – 3.3%

592	Best Buy Co., Inc.	24,171

640	Home Depot, Inc.	20,275

1,122	Williams-Sonoma Inc.	35,567
	Total Specialty Retail	80,013
	Thrifts & Mortgage Finance – 0.5%

936	People’s United Financial, Inc.	12,252
	Tobacco – 6.5%

2,070	Altria Group, Inc.	49,721

1,263	Philip Morris International	70,753

622	Reynolds American Inc.	36,941
	Total Tobacco	157,415
	Total Investments (cost $1,995,573) – 99.4%	2,416,591
	Other Assets Less Liabilities – 0.6%	15,377
	Net Assets – 100%	$2,431,968

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nuveen Investments	49

Statement of Assets and Liabilities

September 30, 2010

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Assets
Investments, at value (cost $6,823,104, $1,037,584, $933,068, $858,697, $666,631 and $1,995,573, respectively)	$8,390,935	$1,148,148	$1,159,878	$1,003,661	$808,198	$2,416,591
Cash	—	9,569	69,066	54,235	31,360	49,143
Cash denominated in foreign currencies (cost $–, $–, $–, $–, $61 and $–, respectively)	—	—	—	—	61	—
Receivables:
Dividends	6,356	1,638	1,629	1,330	1,297	3,037
From Adviser	8,716	9,875	7,605	8,005	13,225	17,314
Investments sold	671,476	12,350	17,754	10,491	9,496	—
Reclaims	—	—	—	—	712	—
Shares sold	54,790	368	25,005	1,316	268	2,044
Total assets	9,132,273	1,181,948	1,280,937	1,079,038	864,617	2,488,129
Liabilities
Cash overdraft	336,300	—	—	—	—	—
Payables:
Investments purchased	163,602	11,830	57,000	32,307	—	—
Shares redeemed	448	—	—	—	—	312
Accrued expenses:
12b-1 distribution and service fees	816	410	401	301	187	258
Other	63,138	58,975	58,416	58,104	48,762	55,591
Total liabilities	564,304	71,215	115,817	90,712	48,949	56,161
Net assets	$8,567,969	$1,110,733	$1,165,120	$988,326	$815,668	$2,431,968
Class A Shares
Net assets	$1,062,553	$277,884	$338,640	$246,926	$231,335	$376,064
Shares outstanding	51,499	15,943	16,485	13,932	16,021	21,616
Net asset value per share	$20.63	$17.43	$20.54	$17.72	$14.44	$17.40
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$21.89	$18.49	$21.79	$18.80	$15.32	$18.46
Class C Shares
Net assets	$366,783	$341,825	$314,223	$214,509	$178,869	$220,951
Shares outstanding	18,274	19,814	15,788	12,500	12,500	12,932
Net asset value and offering price per share	$20.07	$17.25	$19.90	$17.16	$14.31	$17.08
Class R3 Shares
Net assets	$58,570	$185,419	$209,999	$197,141	N/A	N/A
Shares outstanding	2,826	10,646	10,183	11,095	N/A	N/A
Net asset value and offering price per share	$20.72	$17.42	$20.62	$17.77	N/A	N/A
Class I Shares
Net assets	$7,080,063	$305,605	$302,258	$329,750	$405,464	$1,834,953
Shares outstanding	340,824	17,506	14,602	18,424	28,059	105,281
Net asset value and offering price per share	$20.77	$17.46	$20.70	$17.90	$14.45	$17.43
Net Assets Consist of:
Capital paid-in	$8,159,678	$1,230,246	$1,123,378	$1,075,591	$1,093,717	$2,478,373
Undistributed net investment income	—	4,666	—	—	12,900	10,260
Accumulated net realized gain (loss)	(1,159,540)	(234,743)	(185,068)	(232,229)	(432,539)	(477,683)
Net unrealized appreciation (depreciation)	1,567,831	110,564	226,810	144,964	141,590	421,018
Net assets	$8,567,969	$1,110,733	$1,165,120	$988,326	$815,668	$2,431,968
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01

N/A – Fund is not authorized to issue Class R3 Shares.

See accompanying notes to financial statements.

50	Nuveen Investments

Statement of Operations

Year Ended September 30, 2010

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Dividend and Interest Income (net of foreign tax withheld of $–, $–, $–, $–, $2,996 and $15, respectively)	$91,490	$20,705	$13,766	$10,031	$25,488	$46,473
Expenses
Management fees	62,713	8,305	8,383	8,242	7,531	24,710
12b-1 service fees – Class A	1,034	696	658	570	510	832
12b-1 distribution and service fees – Class C	7,282	3,315	2,523	1,989	1,703	2,816
12b-1 distribution and service fees – Class R3	272	911	963	912	N/A	N/A
Shareholders’ servicing agent fees and expenses	937	751	579	530	613	887
Custodian’s fees and expenses	8,786	8,534	9,682	12,025	16,620	9,886
Trustees’ fees and expenses	237	32	28	25	27	87
Professional fees	22,024	22,204	19,758	19,940	25,946	25,744
Shareholders’ reports – printing and mailing expenses	32,932	20,985	19,458	18,239	8,891	25,216
Federal and state registration fees	70,674	59,408	69,192	69,188	46,325	45,578
Other expenses	2,522	2,176	2,176	2,214	1,705	1,744
Total expenses before custodian fee credit and expense reimbursement	209,413	127,317	133,400	133,874	109,871	137,500
Custodian fee credit	(2)	(56)	(54)	(57)	(36)	(28)
Expense reimbursement	(117,303)	(111,222)	(117,992)	(119,836)	(97,750)	(101,823)
Net expenses	92,108	16,039	15,354	13,981	12,085	35,649
Net investment income (loss)	(618)	4,666	(1,588)	(3,950)	13,403	10,824
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	573,930	76,748	88,219	15,274	84,223	160,421
Change in net unrealized appreciation (depreciation) of investments and foreign currency	703,087	(21,673)	83,959	112,585	(64,743)	174,281
Net realized and unrealized gain (loss)	1,277,017	55,075	172,178	127,859	19,480	334,702
Net increase (decrease) in net assets from operations	$1,276,399	$59,741	$170,590	$123,909	$32,883	$345,526

N/A – Fund is not authorized to issue Class R3 Shares.

See accompanying notes to financial statements.

Nuveen Investments	51

Statement of Changes in Net Assets

	Symphony Large-Cap Growth			Symphony Large-Cap Value
	Year Ended 9/30/10	Two Months Ended 9/30/09	Year Ended 7/31/09	Year Ended 9/30/10	Two Months Ended 9/30/09	Year Ended 7/31/09
Operations
Net investment income (loss)	$(618)	$4,442	$12,595	$4,666	$2,043	$10,894
Net realized gain (loss) from investments and foreign currency	573,930	15,629	(1,701,449)	76,748	11,539	(301,619)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	703,087	399,848	359,188	(21,673)	69,517	13,353
Net increase (decrease) in net assets from operations	1,276,399	419,919	(1,329,666)	59,741	83,099	(277,372)
Distributions to Shareholders
From net investment income:
Class A	(158)	—	—	(2,598)	—	(3,463)
Class C	—	—	—	(1,030)	—	—
Class R3	—	—	N/A	(1,329)	—	—
Class I	(16,928)	—	—	(3,424)	—	(4,859)
From accumulated net realized gains:
Class A	—	—	—	—	—	(379)
Class C	—	—	—	—	—	(349)
Class R3	—	—	N/A	—	—	—
Class I	—	—	—	—	—	(458)
Decrease in net assets from distributions to shareholders	(17,086)	—	—	(8,381)	—	(9,508)
Fund Share Transactions
Proceeds from sale of shares	1,976,220	77,400	5,281,919	73,192	12,337	527,857
Proceeds from shares issued to shareholders due to reinvestment of distributions	103	—	—	1,118	—	1,004
	1,976,323	77,400	5,281,919	74,310	12,337	528,861
Cost of shares redeemed	(1,445,612)	(264,000)	(930,000)	(60,685)	(1,004)	(322,438)
Net increase (decrease) in net assets from Fund share transactions	530,711	(186,600)	4,351,919	13,625	11,333	206,423
Net increase (decrease) in net assets	1,790,024	233,319	3,022,253	64,985	94,432	(80,457)
Net assets at the beginning of period	6,777,945	6,544,626	3,522,373	1,045,748	951,316	1,031,773
Net assets at the end of period	$8,567,969	$6,777,945	$6,544,626	$1,110,733	$1,045,748	$951,316
Undistributed net investment income at the end of period	$—	$17,098	$12,656	$4,666	$8,390	$6,347

N/A – Symphony Large-Cap Growth did not issue Class R3 Shares prior to September 29, 2009.

See accompanying notes to financial statements.

52	Nuveen Investments

	Symphony Mid-Cap Core			Symphony Small-Mid Cap Core
	Year Ended 9/30/10	Two Months Ended 9/30/09	Year Ended 7/31/09	Year Ended 9/30/10	Two Months Ended 9/30/09	Year Ended 7/31/09
Operations
Net investment income (loss)	$(1,588)	$542	$256	$(3,950)	$(170)	$(2,667)
Net realized gain (loss) from investments and foreign currency	88,219	24,704	(285,962)	15,274	2,359	(188,121)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	83,959	46,757	40,790	112,585	52,557	(71,042)
Net increase (decrease) in net assets from operations	170,590	72,003	(244,916)	123,909	54,746	(261,830)
Distributions to Shareholders
From net investment income:
Class A	(339)	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R3	—	—	—	—	—	—
Class I	(958)	—	—	—	—	—
From accumulated net realized gains:
Class A	—	—	—	—	—	(1,150)
Class C	—	—	—	—	—	(1,150)
Class R3	—	—	—	—	—	—
Class I	—	—	—	—	—	(2,280)
Decrease in net assets from distributions to shareholders	(1,297)	—	—	—	—	(4,580)
Fund Share Transactions
Proceeds from sale of shares	130,258	8,000	162,747	96,759	163	171,442
Proceeds from shares issued to shareholders due to reinvestment of distributions	31	—	—	—	—	—
	130,289	8,000	162,747	96,759	163	171,442
Cost of shares redeemed	(17,283)	—	(150,256)	(24,146)	(136)	(150,096)
Net increase (decrease) in net assets from Fund share transactions	113,006	8,000	12,491	72,613	27	21,346
Net increase (decrease) in net assets	282,299	80,003	(232,425)	196,522	54,773	(245,064)
Net assets at the beginning of period	882,821	802,818	1,035,243	791,804	737,031	982,095
Net assets at the end of period	$1,165,120	$882,821	$802,818	$988,326	$791,804	$737,031
Undistributed net investment income at the end of period	$—	$1,297	$755	$—	$—	$—

See accompanying notes to financial statements.

Nuveen Investments	53

Statement of Changes in Net Assets (continued)

	Symphony International Equity			Symphony Optimized Alpha
	Year Ended 9/30/10	Two Months Ended 9/30/09	Year Ended 7/31/09	Year Ended 9/30/10	Two Months Ended 9/30/09	Year Ended 7/31/09
Operations
Net investment income (loss)	$13,403	$624	$20,202	$10,824	$2,177	$12,040
Net realized gain (loss) from investments and foreign currency	84,223	2,233	(507,539)	160,421	(4,887)	(496,756)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(64,743)	69,318	249,048	174,281	132,179	122,860
Net increase (decrease) in net assets from operations	32,883	72,175	(238,289)	345,526	129,469	(361,856)
Distributions to Shareholders
From net investment income:
Class A	(4,441)	—	(1,298)	(551)	—	(570)
Class C	(2,160)	—	—	—	—	—
Class R3	N/A	N/A	N/A	N/A	N/A	N/A
Class I	(11,721)	—	(1,503)	(8,831)	—	(6,423)
From accumulated net realized gains:
Class A	—	—	—	—	—	(210)
Class C	—	—	—	—	—	(250)
Class R3	N/A	N/A	N/A	N/A	N/A	N/A
Class I	—	—	—	—	—	(1,063)
Decrease in net assets from distributions to shareholders	(18,322)	—	(2,801)	(9,382)	—	(8,516)
Fund Share Transactions
Proceeds from sale of shares	180,064	1,109	793,518	171,071	45,942	1,347,556
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,351	—	835	2,819	—	5,200
	184,415	1,109	794,353	173,890	45,942	1,352,756
Cost of shares redeemed	(251,779)	—	(633,819)	(860,923)	(28,633)	(613,556)
Net increase (decrease) in net assets from Fund share transactions	(67,364)	1,109	160,534	(687,033)	17,309	739,200
Net increase (decrease) in net assets	(52,803)	73,284	(80,556)	(350,889)	146,778	368,828
Net assets at the beginning of period	868,471	795,187	875,743	2,782,857	2,636,079	2,267,251
Net assets at the end of period	$815,668	$868,471	$795,187	$2,431,968	$2,782,857	$2,636,079
Undistributed net investment income at the end of period	$12,900	$18,326	$17,702	$10,260	$8,818	$6,641

N/A – Symphony International Equity and Symphony Optimized Alpha are not authorized to issue Class R3 Shares.

See accompanying notes to financial statements.

54	Nuveen Investments

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Symphony Large-Cap Growth Fund (“Symphony Large-Cap Growth”), Nuveen Symphony Large-Cap Value Fund (“Symphony Large-Cap Value”), Nuveen Symphony Mid-Cap Core Fund (“Symphony Mid-Cap Core”), Nuveen Symphony Small-Mid Cap Core Fund (“Symphony Small-Mid Cap Core”), Nuveen Symphony International Equity Fund (“Symphony International Equity”), and Nuveen Symphony Optimized Alpha Fund (“Symphony Optimized Alpha”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1997.

Symphony  Large-Cap Growth’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Growth Index.

Symphony Large-Cap Value’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Value Index.

Symphony Mid-Cap Core’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell Midcap® Index.

Symphony  Small-Mid Cap Core’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 2500® Index.

Symphony  International Equity’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests primarily in non-U.S. equity securities. The Fund primarily invests in developed countries, but it may invest up to 15% of its net assets in equity securities of companies located in emerging market countries.

Symphony Optimized Alpha’s investment objective is to seek long-term capital appreciation with lower absolute volatility than the broad equity market. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with varying market capitalizations.

Effective May 5, 2009, Symphony Large-Cap Value, Symphony Mid-Cap Core and Symphony Small-Mid Cap Core began offering Class R3 Shares to certain retirement plans.

Effective August 1, 2009, the Funds’ fiscal and tax year ends changed from July 31, to September 30, as previously approved by the Funds’ Board of Trustees.

On September 29, 2009, Symphony Large-Cap Growth issued Class R3 Shares. Effective November 30, 2009, Symphony Large-Cap Growth began offering Class R3 Shares to certain retirement plans. At September 30, 2010, all outstanding Class R3 Shares were owned by Nuveen Investments, Inc. (“Nuveen”).

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and ask prices. Prices of certain American Depository Receipts (“ADR”) held by the Fund that trade in only limited volume in the United States are valued based on the last traded price, official closing price, or mean between the most recent bid and ask prices of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to- ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange. These securities generally represent a transfer from a Level 1 to a Level 2 security.

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities are generally classified as Level 1 or Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the

Nuveen Investments	55

Notes to Financial Statements (continued)

security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions including foreign currency forwards, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

56	Nuveen Investments

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” when applicable.

Derivative Financial Instruments

Each Fund is authorized to invest in futures, options, swaps and other derivative instruments. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended September 30, 2010.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the fair value of each Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of September 30, 2010:

Symphony Large-Cap Growth	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$8,390,935	$ —	$ —	$8,390,935

Symphony Large-Cap Value	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$1,148,148	$ —	$ —	$1,148,148

Nuveen Investments	57

Notes to Financial Statements (continued)

Symphony Mid-Cap Core	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$1,159,878	$ —	$ —	$1,159,878

Symphony Small-Mid Cap Core	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$1,003,661	$ —	$ —	$1,003,661

Symphony International Equity	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$ 738,718	$27,851	$ —	$ 766,569
Investment Companies	41,629	—	—	41,629
Total	$ 780,347	$27,851	$ —	$ 808,198

Symphony Optimized Alpha	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$2,416,591	$ —	$ —	$2,416,591
*	Refer to the Fund’s Portfolio of Investments for industry breakdown of Common Stocks classified as Level 2.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended September 30, 2010.

4. Fund Shares

Transactions in the Fund shares were as follows:

	Symphony Large-Cap Growth
	Year Ended 9/30/10		Two Months Ended 9/30/09		Year Ended 7/31/09
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	38,236	$744,190	424	$7,400	563	$8,678
Class C	6,185	117,960	—	—	26,028	419,572
Class R3	—	—	2,826	50,000	N/A	N/A
Class I	57,145	1,114,070	1,198	20,000	264,463	4,853,669
Shares issued to shareholders due to reinvestment of distributions:
Class A	— *	5	—	—	—	—
Class C	—	—	—	—	—	—
Class R3	—	—	—	—	N/A	N/A
Class I	5	98	—	—	—	—
	101,571	1,976,323	4,448	77,400	291,054	5,281,919
Shares redeemed:
Class A	(224)	(4,527)	—	—	—	—
Class C	(26,439)	(520,736)	—	—	—	—
Class R3	—	—	—	—	N/A	N/A
Class I	(47,314)	(920,349)	(15,551)	(264,000)	(65,072)	(930,000)
	(73,977)	(1,445,612)	(15,551)	(264,000)	(65,072)	(930,000)
Net increase (decrease)	27,594	$530,711	(11,103)	$(186,600)	225,982	$4,351,919
*	Rounds to less than 1.

N/A	– Symphony Large-Cap Growth did not issue Class R3 Shares prior to September 29, 2009.

58	Nuveen Investments

	Symphony Large-Cap Value
	Year Ended 9/30/10		Two Months Ended 9/30/09		Year Ended 7/31/09
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,422	$25,550	—	$—	13,766	$196,116
Class C	776	13,970	301	5,000	9,164	141,178
Class R3	—	—	—	—	10,646	150,000
Class I	1,942	33,672	466	7,337	2,871	40,563
Shares issued to shareholders due to reinvestment of distributions:
Class A	29	495	—	—	47	680
Class C	3	52	—	—	2	26
Class R3	—	—	—	—	—	—
Class I	33	571	—	—	21	298
	4,205	74,310	767	12,337	36,517	528,861
Shares redeemed:
Class A	(1,419)	(23,431)	—	—	(10,402)	(137,810)
Class C	(778)	(12,494)	—	—	(2,154)	(27,719)
Class R3	—	—	—	—	—	—
Class I	(1,465)	(24,760)	(63)	(1,004)	(11,188)	(156,909)
	(3,662)	(60,685)	(63)	(1,004)	(23,744)	(322,438)
Net increase (decrease)	543	$13,625	704	$11,333	12,773	$206,423

	Symphony Mid-Cap Core
	Year Ended 9/30/10		Two Months Ended 9/30/09		Year Ended 7/31/09
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,395	$68,911	—	$—	987	$12,747
Class C	3,288	61,081	—	—	—	—
Class R3	—	—	—	—	10,183	150,000
Class I	13	266	487	8,000	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R3	—	—	—	—	—	—
Class I	2	31	—	—	—	—
	6,698	130,289	487	8,000	11,170	162,747
Shares redeemed:
Class A	(378)	(7,372)	—	—	(19)	(256)
Class C	—	—	—	—	—	—
Class R3	—	—	—	—	—	—
Class I	(488)	(9,911)	—	—	(10,184)	(150,000)
	(866)	(17,283)	—	—	(10,203)	(150,256)
Net increase (decrease)	5,832	$113,006	487	$8,000	967	$12,491

	Symphony Small-Mid Cap Core
	Year Ended 9/30/10		Two Months Ended 9/30/09		Year Ended 7/31/09
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	843	$13,598	—	$—	1,751	$21,442
Class C	—	—	—	—	—	—
Class R3	—	—	—	—	11,095	150,000
Class I	4,946	83,161	10	163	—	—
	5,789	96,759	10	163	12,846	171,442
Shares redeemed:
Class A	(1,145)	(20,404)	(9)	(136)	(8)	(96)
Class C	—	—	—	—	—	—
Class R3	—	—	—	—	—	—
Class I	(219)	(3,742)	—	—	(11,095)	(150,000)
	(1,364)	(24,146)	(9)	(136)	(11,103)	(150,096)
Net increase (decrease)	4,425	$72,613	1	$27	1,743	$21,346

Nuveen Investments	59

Notes to Financial Statements (continued)

	Symphony International Equity
	Year Ended 9/30/10		Two Months Ended 9/30/09		Year Ended 7/31/09
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	7,886	$109,193	—	$—	53,769	$621,092
Class C	—	—	—	—	—	—
Class I	5,009	70,871	84	1,109	14,214	172,426
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—	66	753
Class C	—	—	—	—	—	—
Class I	305	4,351	—	—	7	82
	13,200	184,415	84	1,109	68,056	794,353
Shares redeemed:
Class A	(4,365)	(62,851)	—	—	(53,835)	(614,324)
Class C	—	—	—	—	—	—
Class I	(14,482)	(188,928)	—	—	(2,078)	(19,495)
	(18,847)	(251,779)	—	—	(55,913)	(633,819)
Net increase (decrease)	(5,647)	$(67,364)	84	$1,109	12,143	$160,534

	Symphony Optimized Alpha
	Year Ended 9/30/10		Two Months Ended 9/30/09		Year Ended 7/31/09
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,109	$34,224	1,919	$28,889	4,030	$51,247
Class C	—	—	—	—	7,023	86,538
Class I	8,379	136,847	1,147	17,053	88,913	1,209,771
Shares issued to shareholders due to reinvestment of distributions:
Class A	3	56	—	—	1	10
Class C	—	—	—	—	—	—
Class I	163	2,763	—	—	400	5,190
	10,654	173,890	3,066	45,942	100,367	1,352,756
Shares redeemed:
Class A	(721)	(11,539)	(671)	(10,219)	(255)	(3,612)
Class C	(6,591)	(108,539)	—	—	—	—
Class I	(45,132)	(740,845)	(1,230)	(18,414)	(43,661)	(609,944)
	(52,444)	(860,923)	(1,901)	(28,633)	(43,916)	(613,556)
Net increase (decrease)	(41,790)	$(687,033)	1,165	$17,309	56,451	$739,200
5. Investment Transactions

Purchases and sales (excluding short-term investments) during the fiscal year ended September 30, 2010, were as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Purchases	$5,912,598	$964,417	$898,279	$759,150	$863,123	$1,601,047
Sales	5,285,181	905,148	783,115	660,563	890,441	2,272,239

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

60	Nuveen Investments

At September 30, 2010, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Cost of investments	$6,894,547	$1,049,752	$934,315	$859,736	$674,308	$2,039,021
Gross unrealized:
Appreciation	$1,675,209	$141,098	$254,748	$178,845	$151,113	$450,498
Depreciation	(178,821)	(42,702)	(29,185)	(34,920)	(17,223)	(72,928)
Net unrealized appreciation (depreciation) of investments	$1,496,388	$98,396	$225,563	$143,925	$133,890	$377,570

Permanent differences, primarily due to federal taxes paid, net operating losses, expiring capital loss carryforwards and foreign currency reclassifications, resulted in reclassifications among the Funds’ components of net assets at September 30, 2010, the Funds’ tax year end, as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Capital paid-in	$(597)	$(71)	$(1,502)	$(3,854)	$(29)	$(147)
Undistributed net investment income	606	(9)	1,588	3,950	(507)	—
Accumulated net realized gain (loss)	(9)	80	(86)	(96)	536	147

The tax components of undistributed net ordinary income and net long-term capital gains at September 30, 2010, the Funds’ tax year end, were as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Undistributed net ordinary income*	$—	$4,666	$—	$—	$13,911	$10,260
Undistributed net long-term capital gains	—	—	—	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended September 30, 2010, September 30, 2009 and July 31, 2009, was designated for purposes of the dividends paid deduction as follows:

Year ended September 30, 2010	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Distributions from net ordinary income*	$17,086	$8,381	$1,297	$—	$18,322	$9,382
Distributions from net long-term capital gains	—	—	—	—	—	—

Two months ended September 30, 2009	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Distributions from net ordinary income*	$—	$—	$—	$—	$—	$—
Distributions from net long-term capital gains	—	—	—	—	—	—

Year ended July 31, 2009	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Distributions from net ordinary income*	$—	$8,332	$—	$—	$2,801	$8,516
Distributions from net long-term capital gains	—	1,176	—	4,580	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At September 30, 2010, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Expiration:
September 30, 2016	$—	$23,509	$6,615	$70,953	$—	$105,300
September 30, 2017	1,088,097	199,066	177,206	160,236	425,365	328,933
Total	$1,088,097	$222,575	$183,821	$231,189	$425,365	$434,233

Nuveen Investments	61

Notes to Financial Statements (continued)

During tax year ended September 30, 2010, the Funds utilized capital loss carryforwards as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Utilized capital loss carryforwards	$499,281	$70,471	$81,533	$15,976	$75,206	$133,010

Symphony International Equity elected to defer net realized losses from investments incurred from November 1, 2009 through September 30, 2010, the Fund’s tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October currency losses of $504 are treated as having arisen on the first day of the following fiscal year.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

During the period October 1, 2009 through June 30, 2010, the annual fund-level fee for each Fund, payable monthly, was calculated according to the following schedule:

Average Daily Net Assets	Symphony Large-Cap Growth Fund-Level Fee Rate	Symphony Large-Cap Value Fund-Level Fee Rate	Symphony Mid-Cap Core Fund-Level Fee Rate	Symphony Small-Mid Cap Core Fund-Level Fee Rate	Symphony International Equity Fund-Level Fee Rate	Symphony Optimized Alpha Fund-Level Fee Rate
For the first $125 million	.6500%	.6000%	.7000%	.8000%	.6800%	.7500%
For the next $125 million	.6375	.5875	.6875	.7875	.6625	.7375
For the next $250 million	.6250	.5750	.6750	.7750	.6550	.7250
For the next $500 million	.6125	.5625	.6625	.7625	.6425	.7125
For the next $1 billion	.6000	.5500	.6500	.7500	.6300	.7000
For net assets over $2 billion	.5750	.5250	.6250	.7250	.6150	.6750

Effective July 1, 2010, each Fund’s annual fund-level fee has been lowered. The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Symphony Large-Cap Growth Fund-Level Fee Rate	Symphony Large-Cap Value Fund-Level Fee Rate	Symphony Mid-Cap Core Fund-Level Fee Rate	Symphony Small-Mid Cap Core Fund-Level Fee Rate	Symphony International Equity Fund-Level Fee Rate	Symphony Optimized Alpha Fund-Level Fee Rate
For the first $125 million	.5000%	.5000%	.5500%	.6000%	.6000%	.5000%
For the next $125 million	.4875	.4875	.5375	.5875	.5875	.4875
For the next $250 million	.4750	.4750	.5250	.5750	.5750	.4750
For the next $500 million	.4625	.4625	.5125	.5625	.5625	.4625
For the next $1 billion	.4500	.4500	.5000	.5500	.5500	.4500
For net assets over $2 billion	.4250	.4250	.4750	.5250	.5250	.4250

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. Managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets as to certain funds held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of September 30, 2010, the complex-level fee rate was .1822%.

62	Nuveen Investments

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with Symphony Asset Management LLC (“Symphony”), a subsidiary of Nuveen. Symphony is compensated for its services to the Funds from the management fee paid to the Adviser.

During the period October 1, 2009 through June 30, 2010, the Adviser agreed to waive fees and reimburse expenses (“Expense Cap”) of the Funds so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Current/Temporary Expense Cap	Current/Temporary Expense Cap Expiration Date	Permanent Expense Cap
Symphony Large-Cap Growth	1.10%	November 30, 2010	1.35%
Symphony Large-Cap Value	1.05	January 31, 2011	1.30
Symphony Mid-Cap Core	1.15	January 31, 2011	1.40
Symphony Small-Mid Cap Core	1.25	January 31, 2011	1.50
Symphony International Equity	1.13	November 30, 2011	1.38
Symphony Optimized Alpha	1.20	November 30, 2010	1.45

Effective July 1, 2010, each Fund’s Expense Cap has been modified. The Adviser has agreed to waive fees and reimburse expenses of the Funds so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Current/Temporary Expense Cap	Current/Temporary Expense Cap Expiration Date	Permanent Expense Cap
Symphony Large-Cap Growth	1.00%	January 31, 2012	1.35%
Symphony Large-Cap Value	1.00	January 31, 2012	1.30
Symphony Mid-Cap Core	1.15	January 31, 2012	1.40
Symphony Small-Mid Cap Core	1.10	January 31, 2012	1.50
Symphony International Equity	1.13	January 31, 2012	1.38
Symphony Optimized Alpha	1.00	January 31, 2012	1.45

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discrection.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

During the fiscal year ended September 30, 2010, Nuveen Investments, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Sales charges collected (Unaudited)	$2,347	$—	$1,609	$467	$2,234	$1,102
Paid to financial intermediaries (Unaudited)	2,165	—	1,414	406	1,958	961

During the fiscal year ended September 30, 2010, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Commission advances (Unaudited)	$2,091	$100	$—	$—	$411	$—

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended September 30, 2010, the Distributor retained such 12b-1 fees as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
12b-1 fees retained (Unaudited)	$6,443	$2,210	$2,524	$1,990	$1,703	$2,026

Nuveen Investments	63

Notes to Financial Statements (continued)

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended September 30, 2010, as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
CDSC retained (Unaudited)	$73	$—	$—	$—	$—	$2

At September 30, 2010, Nuveen owned shares of the Funds as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Class A	12,500	12,500	12,500	12,500	12,500	12,500
Class C	12,500	12,500	12,500	12,500	12,500	12,500
Class R3	2,826	10,646	10,183	11,095	N/A	N/A
Class I	22,015	14,243	14,588	13,687	25,000	24,929

N/A – Symphony International Equity and Symphony Optimized Alpha are not authorized to issue Class R3 Shares.

8. New Accounting Standards

Fair Value Measurements

On January 21, 2010, the Financial Accounting Standards Board issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose Level 3 activity for purchases, sales, issuances and settlements in the Level 3 roll-forward on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the footnote disclosures, if any.

64	Nuveen Investments

Financial Highlights

Nuveen Investments	65

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY LARGE-CAP GROWTH
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Return of Capital	Total	Ending Net Asset Value	Total Return(b)
Class A (12/06)
Year Ended 9/30:
2010	$17.50	$— **	$3.14	$3.14	$(.01)	$—	$—	$(.01)	$20.63	17.96%
2009(g)	16.43	.01	1.06	1.07	—	—	—	—	17.50	6.51
Year Ended 7/31:
2009	20.57	.01	(4.15)	(4.14)	—	—	—	—	16.43	(20.13)
2008	20.78	(.07)	(.04)	(.11)	—	(.04)	(.06)	(.10)	20.57	(.55)
2007(e)	20.00	(.05)	.83	.78	—	—	—	—	20.78	3.90
Class C (12/06)
Year Ended 9/30:
2010	17.15	(.17)	3.09	2.92	—	—	—	—	20.07	17.03
2009(g)	16.11	(.01)	1.05	1.04	—	—	—	—	17.15	6.46
Year Ended 7/31:
2009	20.32	(.11)	(4.10)	(4.21)	—	—	—	—	16.11	(20.72)
2008	20.68	(.22)	(.04)	(.26)	—	(.04)	(.06)	(.10)	20.32	(1.28)
2007(e)	20.00	(.15)	.83	.68	—	—	—	—	20.68	3.40
Class R3 (9/09)
Year Ended 9/30:
2010	17.61	(.08)	3.19	3.11	—	—	—	—	20.72	17.66
2009(d)	17.69	— **	(.08)	(.08)	—	—	—	—	17.61	(.45)
Class I (12/06)(f)
Year Ended 9/30:
2010	17.62	.02	3.18	3.20	(.05)	—	—	(.05)	20.77	18.19
2009(g)	16.53	.01	1.08	1.09	—	—	—	—	17.62	6.59
Year Ended 7/31:
2009	20.63	.05	(4.15)	(4.10)	—	—	—	—	16.53	(19.91)
2008	20.81	(.04)	(.02)	(.06)	(.02)	(.04)	(.06)	(.12)	20.63	(.28)
2007(e)	20.00	(.02)	.83	.81	—	—	—	—	20.81	4.05

66	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$1,063	2.69%		(1.40)%	1.29%		—	%***	70%
236	3.41	*	(1.82)*	1.35	*	.25	*	10

215	1.94		(.52)	1.35		.06		109
257	3.14		(2.16)	1.33		(.35)		110
260	8.21	*	(7.39)*	1.34	*	(.51	)*	72

367	3.43		(2.26)	2.06		(.89)		70
661	4.13	*	(2.53)*	2.09	*	(.50	)*	10

621	2.84		(1.49)	2.10		(.75)		109
254	3.89		(2.91)	2.09		(1.11)		110
258	8.97	*	(8.15)*	2.10	*	(1.27	)*	72

59	3.05		(1.90)	1.56		(.41)		70
50	2.11	*	(2.11)*	1.59	*	(1.59	)*	10

7,080	2.57		(1.42)	1.06		.09		70
5,831	3.12	*	(1.51)*	1.09	*	.51	*	10

5,709	1.68		(.27)	1.10		.31		109
3,011	2.40		(1.56)	1.09		(.25)		110
260	7.95	*	(7.13)*	1.08	*	(.26	)*	72

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the period September 29, 2009 (commencement of operations) through September 30, 2009.
(e)	For the period December 15, 2006 (commencement of operations) through July 31, 2007.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the two months ended September 30, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.
***	Rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	67

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY LARGE-CAP VALUE
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (5/06)
Year Ended 9/30:
2010	$16.55	$.11	$.93	$1.04	$(.16)	$—	$(.16)	$17.43	6.32%
2009(g)	15.22	.04	1.29	1.33	—	—	—	16.55	8.74
Year Ended 7/31:
2009	20.71	.20	(5.53)	(5.33)	(.14)	(.02)	(.16)	15.22	(25.76)
2008	22.58	.14	(.14)	—	(.07)	(1.80)	(1.87)	20.71	(.36)
2007	20.80	.17	2.12	2.29	(.12)	(.39)	(.51)	22.58	11.01
2006(e)	20.00	.02	.78	.80	—	—	—	20.80	4.00
Class C (5/06)
Year Ended 9/30:
2010	16.40	(.02)	.92	.90	(.05)	—	(.05)	17.25	5.50
2009(g)	15.10	.02	1.28	1.30	—	—	—	16.40	8.61
Year Ended 7/31:
2009	20.51	.09	(5.48)	(5.39)	—	(.02)	(.02)	15.10	(26.28)
2008	22.47	(.03)	(.13)	(.16)	—	(1.80)	(1.80)	20.51	(1.12)
2007	20.78	— **	2.10	2.10	(.02)	(.39)	(.41)	22.47	10.12
2006(e)	20.00	(.01)	.79	.78	—	—	—	20.78	3.90
Class R3 (5/09)
Year Ended 9/30:
2010	16.54	.07	.93	1.00	(.12)	—	(.12)	17.42	6.08
2009(g)	15.22	.03	1.29	1.32	—	—	—	16.54	8.67
Year Ended 7/31:
2009(d)	14.09	.02	1.11	1.13	—	—	—	15.22	8.02
Class I (5/06)(f)
Year Ended 9/30:
2010	16.57	.15	.94	1.09	(.20)	—	(.20)	17.46	6.60
2009(g)	15.23	.04	1.30	1.34	—	—	—	16.57	8.80
Year Ended 7/31:
2009	20.75	.25	(5.57)	(5.32)	(.18)	(.02)	(.20)	15.23	(25.57)
2008	22.61	.17	(.10)	.07	(.13)	(1.80)	(1.93)	20.75	(.11)
2007	20.81	.22	2.12	2.34	(.15)	(.39)	(.54)	22.61	11.26
2006(e)	20.00	.02	.79	.81	—	—	—	20.81	4.05

68	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$278	11.54%		(9.64)%	1.27%		.62%		84%
263	26.49	*	(23.77)*	1.30	*	1.42	*	17

242	12.09		(9.43)	1.30		1.36		130
259	3.33		1.49	1.28		.55		98
282	5.11		(3.18)	1.28		.64		133
260	9.89	*	(8.21)*	1.29	*	.39	*	10

342	12.23		(10.33)	2.02		(.12)		84
325	27.38	*	(24.66)*	2.05	*	.68	*	17

295	13.40		(10.78)	2.05		.57		130
256	4.08		(2.24)	2.04		(.20)		98
281	5.86		(3.93)	2.04		(.11)		133
260	10.64	*	(8.96)*	2.04	*	(.36	)*	10

185	11.74		(9.84)	1.52		.38		84
176	26.73	*	(24.01)*	1.54	*	1.17	*	17

162	33.24	*	(31.09)*	1.55	*	.60	*	130

306	11.16		(9.26)	1.02		.88		84
282	26.32	*	(23.60)*	1.04	*	1.68	*	17

253	9.70		(7.04)	1.05		1.61		130
516	3.08		1.24	1.04		.80		98
283	4.86		(2.93)	1.03		.89		133
260	9.63	*	(7.95)*	1.04	*	.64	*	10

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the period May 5, 2009 (commencement of operations) through July 31, 2009.
(e)	For the period May 31, 2006 (commencement of operations) through July 31, 2006.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the two months ended September 30, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	69

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY MID-CAP CORE
	Beginning Net Asset Value	Net Invest- ment Income Loss(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (5/06)
Year Ended 9/30:
2010	$17.29	$— **	$3.28	$3.28	$(.03)	$—	$(.03)	$20.54	18.96%
2009(g)	15.87	.01	1.41	1.42	—	—	—	17.29	8.95
Year Ended 7/31:
2009	20.84	.02	(4.99)	(4.97)	—	—	—	15.87	(23.85)
2008	22.44	(.08)	(.11)	(.19)	—	(1.41)	(1.41)	20.84	(.95)
2007	20.09	(.04)	2.43	2.39	(.01)	(.03)	(.04)	22.44	11.90
2006(e)	20.00	—	.09	.09	—	—	—	20.09	.45
Class C (5/06)
Year Ended 9/30:
2010	16.85	(.13)	3.18	3.05	—	—	—	19.90	18.10
2009(g)	15.49	(.01)	1.37	1.36	—	—	—	16.85	8.78
Year Ended 7/31:
2009	20.50	(.09)	(4.92)	(5.01)	—	—	—	15.49	(24.44)
2008	22.25	(.24)	(.10)	(.34)	—	(1.41)	(1.41)	20.50	(1.66)
2007	20.07	(.21)	2.42	2.21	—	(.03)	(.03)	22.25	11.03
2006(e)	20.00	(.02)	.09	.07	—	—	—	20.07	.35
Class R3 (5/09)
Year Ended 9/30:
2010	17.37	(.05)	3.30	3.25	—	—	—	20.62	18.71
2009(g)	15.95	.01	1.41	1.42	—	—	—	17.37	8.83
Year Ended 7/31:
2009(d)	14.73	(.02)	1.24	1.22	—	—	—	15.95	8.35
Class I (5/06)(f)
Year Ended 9/30:
2010	17.41	.05	3.30	3.35	(.06)	—	(.06)	20.70	19.30
2009(g)	15.98	.02	1.41	1.43	—	—	—	17.41	8.95
Year Ended 7/31:
2009	20.93	.06	(5.01)	(4.95)	—	—	—	15.98	(23.65)
2008	22.47	(.02)	(.11)	(.13)	—	(1.41)	(1.41)	20.93	(.68)
2007	20.10	.01	2.43	2.44	(.04)	(.03)	(.07)	22.47	12.15
2006(e)	20.00	.01	.09	.10	—	—	—	20.10	.50

70	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$339	13.18%		(11.79)%	1.39%		.01%	82%
233	12.75	*	(10.81)*	1.40	*	.54 *	17

214	9.20		(7.72)	1.40		.08	118
261	3.08		(2.14)	1.38		(.44)	99
280	4.06		(2.94)	1.38		(.27)	139
251	10.07	*	(8.68)*	1.39	*	(.01 )*	21

314	13.95		(12.55)	2.14		(.74)	82
211	13.49	*	(11.56)*	2.14	*	(.21 )*	17

194	9.73		(8.24)	2.15		(.66)	118
256	3.83		(2.89)	2.14		(1.20)	99
278	4.81		(3.69)	2.14		(1.02)	139
251	10.81	*	(9.43)*	2.14	*	(.75 )*	21

210	13.64		(12.26)	1.64		(.25)	82
177	13.00	*	(11.06)*	1.64	*	.29 *	17

162	23.32	*	(22.36)*	1.65	*	(.69 )*	118

302	13.20		(11.82)	1.14		.25	82
262	12.56	*	(10.63)*	1.14	*	.79 *	17

233	7.20		(5.66)	1.15		.40	118
518	2.83		(1.89)	1.14		(.19)	99
281	3.80		(2.69)	1.13		(.02)	139
251	9.81	*	(8.43)*	1.14	*	.25 *	21

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the period May 5, 2009 (commencement of operations) through July 31, 2009.
(e)	For the period May 31, 2006 (commencement of operations) through July 31, 2006.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the two months ended September 30, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	71

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY SMALL-MID CAP CORE
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (5/06)
Year Ended 9/30:
2010	$15.41	$(.05)	$2.36	$2.31	$—	$—	$—	$17.72	14.99%
2009(g)	14.34	— **	1.07	1.07	—	—	—	15.41	7.46
Year Ended 7/31:
2009	19.76	(.04)	(5.29)	(5.33)	—	(.09)	(.09)	14.34	(26.89)
2008	21.95	(.15)	(.82)	(.97)	—	(1.22)	(1.22)	19.76	(4.39)
2007	19.37	(.04)	2.64	2.60	(.02)	—	(.02)	21.95	13.45
2006(e)	20.00	.01	(.64)	(.63)	—	—	—	19.37	(3.15)
Class C (5/06)
Year Ended 9/30:
2010	15.03	(.17)	2.30	2.13	—	—	—	17.16	14.17
2009(g)	14.01	(.02)	1.04	1.02	—	—	—	15.03	7.28
Year Ended 7/31:
2009	19.45	(.14)	(5.21)	(5.35)	—	(.09)	(.09)	14.01	(27.43)
2008	21.78	(.30)	(.81)	(1.11)	—	(1.22)	(1.22)	19.45	(5.10)
2007	19.34	(.21)	2.65	2.44	—	—	—	21.78	12.62
2006(e)	20.00	(.01)	(.65)	(.66)	—	—	—	19.34	(3.30)
Class R3 (5/09)
Year Ended 9/30:
2010	15.49	(.09)	2.37	2.28	—	—	—	17.77	14.72
2009(g)	14.42	(.01)	1.08	1.07	—	—	—	15.49	7.42
Year Ended 7/31:
2009(d)	13.52	(.03)	.93	.90	—	—	—	14.42	6.66
Class I (5/06)(f)
Year Ended 9/30:
2010	15.52	(.01)	2.39	2.38	—	—	—	17.90	15.34
2009(g)	14.44	.01	1.07	1.08	—	—	—	15.52	7.48
Year Ended 7/31:
2009	19.85	— **	(5.32)	(5.32)	—	(.09)	(.09)	14.44	(26.68)
2008	21.98	(.09)	(.82)	(.91)	—	(1.22)	(1.22)	19.85	(4.15)
2007	19.38	.01	2.64	2.65	(.05)	—	(.05)	21.98	13.70
2006(e)	20.00	.02	(.64)	(.62)	—	—	—	19.38	(3.10)

72	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$247	15.15%		(14.01)%	1.45%		(.31)%	78%
219	13.27	*	(11.74)*	1.49	*	.03 *	15

204	10.65		(9.49)	1.50		(.34)	83
247	3.31		(2.67)	1.49		(.85)	155
274	4.27		(3.09)	1.48		(.31)	132
242	10.25	*	(8.50)*	1.49	*	.26 *	13

215	15.77		(14.63)	2.20		(1.06)	78
188	14.02	*	(12.50)*	2.24	*	(.72 )*	15

175	10.97		(9.82)	2.25		(1.09)	83
243	4.06		(3.42)	2.24		(1.60)	155
272	5.03		(3.85)	2.24		(1.06)	132
242	11.00	*	(9.25)*	2.24	*	(.49 )*	13

197	15.27		(14.13)	1.70		(.56)	78
172	13.52	*	(12.00)*	1.75	*	(.22 )*	15

160	25.49	*	(24.53)*	1.75	*	(.79 )*	83

330	14.71		(13.58)	1.20		(.06)	78
213	13.03	*	(11.50)*	1.25	*	.28 *	15

198	8.22		(7.04)	1.25		(.07)	83
492	3.06		(2.42)	1.24		(.60)	155
275	4.02		(2.84)	1.23		(.05)	132
242	10.00	*	(8.25)*	1.24	*	.51 *	13

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the period May 5, 2009 (commencement of operations) through July 31, 2009.
(e)	For the period May 31, 2006 (commencement of operations) through July 31, 2006.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the two months ended September 30, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	73

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY INTERNATIONAL EQUITY
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (5/08)
Year Ended 9/30:
2010	$13.98	$.19	$.53	$.72	$(.26)	$—	$(.26)	$14.44	5.20%
2009(e)	12.81	.01	1.16	1.17	—	—	—	13.98	9.13
Year Ended 7/31:
2009	17.52	.24	(4.93)	(4.69)	(.02)	—	(.02)	12.81	(26.76)
2008(d)	20.00	— **	(2.48)	(2.48)	—	—	—	17.52	(12.40)
Class C (5/08)
Year Ended 9/30:
2010	13.87	.10	.51	.61	(.17)	—	(.17)	14.31	4.43
2009(e)	12.73	(.01)	1.15	1.14	—	—	—	13.87	8.96
Year Ended 7/31:
2009	17.49	.15	(4.91)	(4.76)	—	—	—	12.73	(27.22)
2008(d)	20.00	(.03)	(2.48)	(2.51)	—	—	—	17.49	(12.55)
Class I (5/08)(f)
Year Ended 9/30:
2010	13.98	.25	.51	.76	(.29)	—	(.29)	14.45	5.50
2009(e)	12.81	.02	1.15	1.17	—	—	—	13.98	9.13
Year Ended 7/31:
2009	17.52	.28	(4.93)	(4.65)	(.06)	—	(.06)	12.81	(26.52)
2008(d)	20.00	.01	(2.49)	(2.48)	—	—	—	17.52	(12.40)

74	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$231	12.44%		(9.70)%		1.37%		1.38%		100%
175	11.44	*	(9.62	)*	1.37	*	.45	*	2

160	8.42		(4.87)		1.38		2.17		117
219	11.09	*	(9.84	)*	1.37	*	(.11	)*	6

179	13.21		(10.36)		2.12		.73		100
173	12.20	*	(10.37	)*	2.13	*	(.30	)*	2

159	13.74		(10.36)		2.13		1.25		117
219	11.84	*	(10.59	)*	2.13	*	(.87	)*	6

405	12.10		(9.16)		1.12		1.82		100
520	11.19	*	(9.36	)*	1.12	*	.70	*	2

476	13.45		(9.93)		1.13		2.39		117
438	10.84	*	(9.59	)*	1.11	*	.14	*	6

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the period May 30, 2008 (commencement of operations) through July 31, 2008.
(e)	For the two months ended September 30, 2009.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	75

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY OPTIMIZED ALPHA
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (9/07)
Year Ended 9/30:
2010	$15.33	$.05	$2.05	$2.10	$(.03)	$—	$(.03)	$17.40	13.69%
2009(f)	14.61	.01	.71	.72	—	—	—	15.33	4.93
Year Ended 7/31:
2009	18.27	.09	(3.70)	(3.61)	(.04)	(.01)	(.05)	14.61	(19.73)
2008(d)	20.00	.01	(1.74)	(1.73)	—	—	—	18.27	(8.65)
Class C (9/07)
Year Ended 9/30:
2010	15.14	(.08)	2.02	1.94	—	—	—	17.08	12.81
2009(f)	14.45	(.01)	.70	.69	—	—	—	15.14	4.78
Year Ended 7/31:
2009	18.16	(.01)	(3.69)	(3.70)	—	(.01)	(.01)	14.45	(20.35)
2008(d)	20.00	(.11)	(1.73)	(1.84)	—	—	—	18.16	(9.20)
Class I (9/07)(e)
Year Ended 9/30:
2010	15.35	.09	2.05	2.14	(.06)	—	(.06)	17.43	13.97
2009(f)	14.63	.02	.70	.72	—	—	—	15.35	4.92
Year Ended 7/31:
2009	18.30	.12	(3.70)	(3.58)	(.08)	(.01)	(.09)	14.63	(19.49)
2008(d)	20.00	.05	(1.75)	(1.70)	—	—	—	18.30	(8.50)

76	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$376	5.10%		(3.42)%		1.39%		.30%		59
310	6.48	*	(4.65	)*	1.44	*	.39	*	7

277	7.32		(5.22)		1.45		.65		89
278	4.47	*	(3.02	)*	1.43	*	.02	*	88

221	5.80		(4.16)		2.14		(.51)		59
296	7.18	*	(5.38	)*	2.20	*	(.39	)*	7

282	8.30		(6.19)		2.20		(.08)		89
227	5.17	*	(3.72	)*	2.19	*	(.74	)*	88

1,835	4.77		(3.11)		1.14		.51		59
2,177	6.18	*	(4.38	)*	1.19	*	.61	*	7

2,077	7.14		(5.10)		1.20		.84		89
1,763	4.52	*	(3.03	)*	1.19	*	.30	*	88

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the period September 28, 2007 (commencement of operations) through July 31, 2008.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the two months ended September 30, 2009.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	77

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.	205
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	205
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at George Washington University.	205
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	205
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and Chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	205
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	205
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	205

78	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	205

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007), Director (since 1999) and Chairman (since 2007) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc.	205
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002) and of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	205
Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Global Client Private Group (since 2007); Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	75
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	205
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Asset Management.	205

Nuveen Investments	79

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management; Certified Public Accountant.	205
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Investments, LLC; Managing Director and Treasurer of Nuveen Asset Management (since 2009); Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., and Nuveen Investments Holdings, Inc.; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	205
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Senior Vice President (since 2008), formerly, Vice President (2006-2008) and Assistant Secretary (since 2003) of Nuveen Asset Management.	205
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management.	205
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President and Assistant Secretary, Nuveen Asset Management and Nuveen Investments Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	205
John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Vice President (since 2009), formerly, Vice President (2006-2009) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	75

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of Nuveen Asset Management.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

80	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Boards of Trustees (each a “Board” and each Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Funds for an additional one-year period. These agreements include the investment advisory agreements between Nuveen Asset Management (the “Adviser”) and each Fund and the sub-advisory agreements between the Adviser and Symphony Asset Management LLC (the “Sub-Adviser”). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the applicable advisory agreements (each an “Investment Management Agreement”) and sub-advisory agreements (each, a “Sub-advisory Agreement,” and each Investment Management Agreement and Sub-advisory Agreement, an “Advisory Agreement”), the Independent Board Members reviewed a broad range of information relating to the Funds, the Adviser and the Sub-Adviser (the Adviser and the Sub-Adviser are each a “Fund Adviser”), including absolute and comparative performance, fee and expense information for the Funds (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including the development of new practices and coordination among business units with respect to large shareholder transactions, streamlining the classes offered, and adding funds to various distribution platforms.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by the Adviser and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered the Adviser’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

The Independent Board Members also considered the Adviser’s oversight of the performance, business activities and compliance of the Sub-Adviser. In that regard, the Independent Board Members reviewed an evaluation of the Sub-Adviser from the Adviser. The evaluation also included information relating to the Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Funds, developments affecting the Sub-Adviser, and an analysis of the Sub-Adviser. As described in further detail below, the Board also considered the performance of each Fund. In addition, the Board recognized that the Sub-advisory Agreements were essentially agreements for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Funds. As part of their oversight, the Independent

Nuveen Investments	81

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

Board Members also continued their program of seeking to visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members met with the Sub-Adviser in 2010. The Independent Board Members noted that the Adviser recommended the renewal of the Sub-advisory Agreements and considered the basis for such recommendations.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the respective Investment Management Agreement or Sub-advisory Agreement, as applicable, were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the performance results of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the performance information the Board reviewed included the Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2009 and for the same periods ending March 31, 2010 (or for the periods available for Funds that did not exist for part of the foregoing time frames). Moreover, the Board reviewed the peer ranking of the Nuveen funds sub-advised by the Sub-Adviser in the aggregate. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund’s performance with that of its Performance Peer Group.

Based on their review, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory. In this regard, the Board noted that the Nuveen Symphony Large-Cap Growth Fund (the “Large-Cap Growth Fund”) generally demonstrated favorable performance in comparison to peers, performing in the second quartile over various periods. In addition, the Board noted that while the Nuveen Symphony Large-Cap Value Fund (the “Large-Cap Value Fund”) lagged its peers somewhat in the short-term one-year period, it demonstrated more favorable performance in the longer three-year period. The Board also noted that the performance of the Nuveen Symphony Mid-Cap Core Fund over time was satisfactory compared to peers, falling within the second or third quartile over various periods. Finally, the Board noted that the Nuveen Symphony Optimized Alpha Fund (the “Optimized Alpha Fund”) and the Nuveen Symphony International Equity Fund were each relatively new funds with a performance history that is generally too short for a meaningful assessment of performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; and the timing of information used may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. The Independent Board Members noted that each of the Funds had net management fees and/or net expense ratios below, at or near (within 5 basis points or less) the peer average of their respective Peer Group or Peer Universe.

Notwithstanding the foregoing, the Independent Board Members recognized that the Adviser intended to reduce the management fees and/or expense caps on certain of the Nuveen funds, including the Funds. The Large-Cap Growth Fund, Large-Cap Value Fund, Optimized Alpha Fund and Nuveen Symphony Small-Mid Cap Core Fund would also have a reduction in their respective expense caps. In addition, it was noted that each Fund received significant management fee waivers and/or expense reimbursements.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Adviser to other clients. Such clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment

82	Nuveen Investments

management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable. The Independent Board Members also reviewed the fees the Sub-Adviser assesses for equity and taxable fixed-income hedge funds it manages, which include a performance fee.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

Nuveen Investments	83

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether each Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to the Adviser, the Independent Board Members noted that the Adviser does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” the Adviser intends to comply with the applicable safe harbor provisions. With respect to the Sub-Adviser, the Independent Board Members considered that the Sub-Adviser currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreements and Sub-advisory Agreements are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Investment Management Agreements and the Sub-advisory Agreements be renewed.

84	Nuveen Investments

Notes

Nuveen Investments	85

Notes

86	Nuveen Investments

Notes

Nuveen Investments	87

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

88	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Symphony Asset Management LLC

555 California Street

Rene Suite 2975

San Francisco, CA 94104

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen Symphony Large-Cap Growth Fund	100%	100%
Nuveen Symphony Large-Cap Value Fund	100%	100%
Nuveen Symphony Mid-Cap Core Fund	100%	100%
Nuveen Symphony International Equity Fund	0%	100%
Nuveen Symphony Optimized Alpha Fund	100%	100%

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (“FINRA”) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	89

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed more than $160 billion of assets on September 30, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-SYMPH-0910D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, who is “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended September 30, 2010 [5]	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds[3]	All Other Fees Billed to Funds[4]
Name of Series
Symphony Small-Mid Cap Core Fund	10,507	0	0	0
Symphony Large-Cap Value Fund	10,509	0	2,750	0
Symphony Mid-Cap Core Fund	10,508	0	0	0
Symphony Optimized Alpha Fund	10,525	0	2,750	0
Symphony International Equity Fund	10,508	0	2,750	0
Symphony Large-Cap Growth Fund	10,563	0	0	0

Total	$63,120	$0	$8,250	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.
[5]	Funds changed fiscal year from July to September in August 2009.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Symphony Small-Mid Cap Core Fund	0%	0%	0%	0%
Symphony Large-Cap Value Fund	0%	0%	0%	0%
Symphony Mid-Cap Core Fund	0%	0%	0%	0%
Symphony Optimized Alpha Fund	0%	0%	0%	0%
Symphony International Equity Fund	0%	0%	0%	0%
Symphony Large-Cap Growth Fund	0%	0%	0%	0%

Fiscal Year Ended September 30, 2009 [5]	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Symphony Small-Mid Cap Core Fund	6,959	0	0	0
Symphony Large-Cap Value Fund	6,959	0	0	0
Symphony Mid-Cap Core Fund	6,959	0	0	0
Symphony Optimized Alpha Fund	6,959	0	0	0
Symphony International Equity Fund	6,959	0	0	0
Symphony Large-Cap Growth Fund	6,959	0	0	0

Total	$41,754	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.
[5]	Funds changed fiscal year from July to September in August 2009.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Symphony Small-Mid Cap Core Fund	0%	0%	0%	0%
Symphony Large-Cap Value Fund	0%	0%	0%	0%
Symphony Mid-Cap Core Fund	0%	0%	0%	0%
Symphony Optimized Alpha Fund	0%	0%	0%	0%
Symphony International Equity Fund	0%	0%	0%	0%
Symphony Large-Cap Growth Fund	0%	0%	0%	0%

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

        The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Trust (“Affiliated Fund Service Provider”), for engagements directly related to the Trust’s operations and financial reporting, during the Trust’s last two full fiscal years.

Fiscal Year Ended September 30, 2010	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended September 30, 2009	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

        The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Trust’s audit is completed.

NON-AUDIT SERVICES

Fiscal Year Ended September 30, 2010 [1]	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Symphony Small-Mid Cap Core Fund	0	0	0	0
Symphony Large-Cap Value Fund	2,750	0	0	2,750
Symphony Mid-Cap Core Fund	0	0	0	0
Symphony Optimized Alpha Fund	2,750	0	0	2,750
Symphony International Equity Fund	2,750	0	0	2,750
Symphony Large-Cap Growth Fund	0	0	0	0

Total	$8,250	$0	$0	$8,250

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

[1]	Funds changed fiscal year from July to September in August 2009.

Fiscal Year Ended September 30, 2009 [1]	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Symphony Small-Mid Cap Core Fund	0	0	0	0
Symphony Large-Cap Value Fund	0	0	0	0
Symphony Mid-Cap Core Fund	0	0	0	0
Symphony Optimized Alpha Fund	0	0	0	0
Symphony International Equity Fund	0	0	0	0
Symphony Large-Cap Growth Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

[1]	Funds changed fiscal year from July to September in August 2009.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

a)	See Portfolio of Investments in Item 1

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by
Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date December 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date December 8, 2010

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date December 8, 2010